UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

UNIQUE FABRICATING, INC.
(Name of registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Unique Fabricating, Inc.
800 Standard Parkway
Auburn Hills, MI 48326
(248) 853-2333

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JULY 2, 2020

To the Stockholders of Unique Fabricating, Inc.:
The Annual Meeting of Stockholders of Unique Fabricating, Inc, (the “Company,”) will be held at Company headquarters, located at 800 Standard Parkway, Auburn Hills, MI 48326, on July 2, 2020 at 9:00 a.m., local time, for the following purposes:

(1)	To elect two members of the Board of Directors. The Board intends to present for election the following nominees as Class II directors: Paul Frascoia and Patrick Cavanagh.

(2)	To amend the 2014 Omnibus Performance Award Plan to increase the number of authorized shares in the 2014 Plan by 250,000 shares to 700,000 shares.

(3)	Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020.

(4)	Approval, on a non-binding advisory basis, of the compensation paid to the Company’s Named Executive Officers.
Any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof will also be acted upon.
If you were a stockholder of record on May 18, 2020, you will be entitled to vote on the above matters. A list of stockholders as of the record date will be available for stockholder inspection at the headquarters of the Company, 800 Standard Parkway, Auburn Hills, MI 48326, during ordinary business hours, from May 22, 2020 to the date of the Annual Meeting. The list will also be available for inspection at the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held on July 2, 2020. The proxy materials and the 2019 Annual Report to stockholders are available on the internet at www.proxydocs.com/UFAB
At the Annual Meeting, you will have an opportunity to ask questions about the Company and its operations. It is important that your shares be represented. Whether or not you plan to attend the Annual Meeting, please vote using the procedures described on the Notice of Internet Availability of Proxy Materials or on the Proxy Card. Your vote will mean that you are represented at the Annual Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.
We look forward to speaking with you at the Annual Meeting on July 2, 2020.

Sincerely,

Brad Hazen
Vice President, Engineering and Product Development (Corporate Secretary)

Unique Fabricating, Inc.
800 Standard Parkway
Auburn Hills, MI 48326

PROXY STATEMENT
THE MEETING
The accompanying proxy is solicited on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Unique Fabricating, Inc., a Delaware corporation (the “Company” or “Unique”), for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at Unique’s headquarters, located at 800 Standard Parkway, Auburn Hills, MI 48326, on July 2, 2020 at 9:00 a.m., local time. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about May 22, 2020. An Annual Report on Form 10-K for the year ended December 29, 2019 (“Annual Report”) is enclosed with this Proxy Statement. An electronic copy of this proxy statement and of our Annual Report to stockholders for the year ended December 29, 2019 are available at www.proxydocs.com/UFAB.
GENERAL INFORMATION
Voting Rights, Quorum and Required Vote
Only holders of record of our common stock at the close of business on May 18, 2020, which is the record date, will be entitled to vote at the Annual Meeting. At the close of business on May 18, 2020, we had 9,779,147 shares of common stock outstanding and entitled to vote. Holders of the Company’s common stock are entitled to one vote for each share held as of the May 18, 2020 record date. A quorum is required for our stockholders to conduct business at the Annual Meeting. The holders of a majority in voting power of all issued and outstanding stock entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business. “Abstentions” and “broker non-votes” will be counted in determining whether there is a quorum. An abstention represents the action by a stockholder to refrain from voting “for” or “against” a proposal. A broker non-vote represents votes that could have been cast on a particular matter by a broker, as a stockholder of record, but that were not cast because the broker (1) lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares or (2) had discretionary voting authority but nevertheless refrained from voting on the matter.
Proposal No. 1 — Election of Directors, directors will be elected by the affirmative vote of a majority of the shares of common stock cast at the Annual Meeting. Withheld votes and broker non-votes will have no effect on Proposal No 1.
Proposal No. 2 — Amendment to 2014 Omnibus Performance Award Plan to Increase Authorized Shares, requires the affirmative vote of a majority of the shares of common stock present or represented by proxy at the Annual Meeting. If you abstain or withhold your vote, it will have the same effect as an “Against” vote. Broker non-votes with respect to this proposal will not be considered present and entitled to vote on this proposal, which therefore reduces the number of affirmative votes needed to approve this proposal.
Proposal No. 3 — Ratification of Appointment of Independent Registered Public Accounting Firm, requires the affirmative vote of a majority of the shares of common stock present or represented by proxy at the Annual Meeting. If you abstain or withhold your vote, it will have the same effect as an “Against” vote. Broker non-votes with respect to this proposal will not be considered present and entitled to vote on this proposal, which therefore reduces the number of affirmative votes needed to approve this proposal.
Proposal No. 4 — Approval, on a Non-Binding Advisory Basis, of the Compensation Paid to the Company’s Named Executive Officers, requires the affirmative vote of a majority of the shares of common stock present or represented by proxy at the Annual Meeting. If you abstain or withhold your vote, it will have the same effect as an “Against” vote. Broker non-votes with respect to this proposal will not be considered present and entitled to vote on this proposal, which therefore reduces the number of affirmative votes needed to approve this proposal.
Voting Your Shares
If you are a registered holder, meaning that you hold our stock directly (not through a bank, broker or other nominee) you may vote (1) in person at the Annual Meeting by voting in person at the Annual Meeting or (2) by completing, dating, and signing the accompanying proxy card and returning it in the enclosed envelope, or (3) by telephone, at 866-243-5324, or electronically through the Internet at www.proxypush.com/UFAB by following the instructions included on your proxy card. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein. Signed proxies that give no instructions as to how they should be voted on a particular proposal at the Annual Meeting will be counted as votes “for” such proposal.
If your shares are held through a bank, broker or other nominee, you are considered the beneficial owner of those shares. You may be able to vote by telephone or electronically through the Internet at www.proxyvote.com in accordance with the voting instructions provided by that nominee. You must obtain a legal proxy from the nominee that holds your shares if you wish to vote in person at the Annual Meeting. Under NYSE American rules, brokers holding shares of record for customers are entitled to vote on routine matters such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm without voting instructions from their customers. A broker who has received no instructions from its clients on “non-routine” matters, such as the election of directors, does not have discretion to vote its clients’ uninstructed shares on that proposal, and the unvoted shares are referred to as broker non-votes.
In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting to permit further solicitations of proxies.
The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. A stockholder voting via the telephone or Internet should understand that there may be costs associated with telephonic or electronic access, such as usage charges from telephone companies and Internet access providers, which must be borne by the stockholder.
Expenses of Solicitation
The expenses of any solicitation of proxies to be voted at the Annual Meeting will be paid by the Company. We have engaged Mediant Communications LLC, an affiliate of RR Donnelley, to assist with the preparation and distribution of the proxy solicitation materials for the Annual Meeting and to act as vote tabulator. Following the original mailing of the proxies and other soliciting materials, the Company and its directors, officers or employees (for no additional compensation) may also solicit proxies in person, by telephone or email. The Company will also request that banks, brokers and other nominees forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. We will reimburse banks, brokers and other nominees for reasonable charges and expenses incurred in forwarding soliciting materials to their clients.
Revocability of Proxies
Any person submitting a proxy has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is submitted via telephone or Internet no later than 11:59 p.m. (ET) on July 1, 2020, by a subsequent proxy that is signed by the person who signed the earlier proxy and is delivered before or at the Annual Meeting, or by attendance at the Annual Meeting and voting in person. In order for a beneficial owner to change any previously provided voting instructions, the beneficial owner must contact their bank, broker or other nominee directly.
Delivery of Proxy Materials
Beginning on or about May 22, 2020, we mailed or e-mailed to our stockholders a Notice of Internet Availability of Proxy Materials with instructions on how to access our proxy materials and Annual Report over the Internet and how to vote. If you received a notice and would prefer to receive paper copies of the proxy materials and Annual Report, you may request such materials by telephone at 866-648-8133 or over the Internet at www.investorelections.com/UFAB if you are a registered owner and at www.proxyvote.com if you are a beneficial owner.
Inspector of Election
A representative from Mediant Communications LLC will serve as the inspector of election for the Annual Meeting.
Stockholder Proposals
Notice of any proposal that a stockholder intends to present at the 2021 Annual Meeting of Stockholders, as well as any director nominations, must be delivered to the principal executive offices of the Company not earlier than the close of business on March 4, 2021 nor later than the close of business on April 3, 2021 (assuming the Company does not change the date of the 2021 Annual Meeting of Stockholders by more than 30 days before or after the anniversary of the 2020 Annual Meeting).  The notice must be submitted by a stockholder of record and must set forth the information required by the Company’s bylaws with respect to each director nomination or other proposal that the stockholder intends to present at the 2021 Annual Meeting of Stockholders. A copy of the Company’s bylaws is available on the Company’s corporate website at www.uniquefab.com. Our website is not part of this proxy statement.
Explanatory Note
We are a “smaller reporting company,” as defined in the rules of the Securities and Exchange Commission (“SEC”). For as long as we continue to be a smaller reporting company, we may take advantage of exemptions from various reporting requirements that are applicable to other public companies that are not for smaller reporting companies, including (1) not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, and (2) reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements. We are not required to include a Compensation Discussion and Analysis section in this proxy statement and have elected to comply with the scaled-down executive compensation disclosure requirements applicable to smaller reporting companies.
Effects of the COVID-19 Pandemic
We are actively monitoring the health and safety concerns and government restrictions relating to the COVID-19 pandemic. If it is not possible to host our Annual Meeting at our headquarters or another physical location, we will consider holding a virtual annual meeting. Should we decide to do so, we will announce our decision by press release and posting at our website www.uniquefab.com as well as through a filing with the SEC. If you are planning to attend the Annual Meeting, please be sure to check our website for any updates in the days before our Annual Meeting.

MANAGEMENT
Board of Directors
Our Directors and their respective ages as of the date of this proxy statement are as follows:

Name	Age	Position with the Company	Class	Term Expiration
Richard L. Baum, Jr.	60	Chairman of the Board	III	2021
Paul Frascoia	51	Director	II	2020
William Cooke	59	Director	I	2022
Donn Viola (1)	75	Director	II	2020
Kim Korth	65	Director	I	2022
James Illikman	52	Director	III	2021
Susan C. Benedict	54	Director	III	2021
________________________________

(1)	Mr. Viola is not standing for reelection and will retire from the Board at the 2020 Annual Meeting.
The following describes the business experience of each of our current Directors and of Patrick W. Cavanagh who has been nominated for election as a director at the Annual Meeting:
Current Directors
Richard L. Baum, Jr.
Mr. Baum has served on the board as Chairman since our inception in 2013. Richard joined Taglich Private Equity, LLC in 2005 and currently sits on the boards of BG Staffing, Inc. (NYSE American: BGSF) and five private portfolio companies of Taglich Private Equity. Prior to joining Taglich Private Equity, Mr. Baum led a group that purchased a private equity portfolio from Transamerica. From 1998 to 2003, Mr. Baum was a Managing Director in the small business merger and acquisition practices of Wachovia Securities and its predecessor, First Union Securities. From 1988 through 1998, Mr. Baum was a Principal with the Mid-Atlantic Companies, Ltd., a financial services firm focused on succession planning for high net worth business owners and their families (First Union purchased Mid-Atlantic in 1998). Mr. Baum received a Bachelor of Science Degree from Drexel University and an MBA from the Wharton School of the University of Pennsylvania.
Paul Frascoia
Mr. Frascoia has been the President and Chief Executive Officer of the Critical Process Systems Group, or CPS, and its predecessors since 2007. CPS is a group of manufacturing and design companies providing innovative industrial product solutions to an array of industries including semiconductor, chemical processing, industrial gas, mining, power generation, and life sciences. Prior to the establishment of CPS, Mr. Frascoia was the President of Fab-Tech, Inc. from 2005 to 2007 and Chief Financial Officer from 2001 to 2005. Prior to joining Fab-Tech he was Corporate Controller and Treasurer with Burton Snowboards, helping the company manage dramatic growth in core and affiliate brands. Before working for Burton, he was Corporate Controller of the Turtle Fur Company, the leading global winter sports accessory company. Mr. Frascoia received a Bachelor of Science degree in Business Administration from the University of Vermont in 1990. He holds an inactive CPA license.
William Cooke
Mr. Cooke joined Taglich Brothers, Inc., a New York-based full-service brokerage firm that specializes in placing and investing in private equity transactions for small public companies, in 2012 and participates in sourcing, evaluating, and executing new investments as well as monitoring existing investments. Prior to joining Taglich Brothers, he was a Managing Director of Glenwood Capital LLC from 2010 to 2012, where he advised middle-market clients on capital raising and mergers and acquisitions. From 2001 to 2009, Mr. Cooke sourced, evaluated and executed mezzanine transactions for The Gladstone Companies and BHC Interim Funding II, L.P. Before entering the private equity industry, Mr. Cooke served as a securities analyst primarily covering the automotive and industrial sectors for ABN AMRO Incorporated and McDonald & Company Securities, Inc. Mr. Cooke received his BA degree from Michigan State University and MBA degree from the University of Michigan. He is a Chartered Financial Analyst and a former member of the Board of Directors of APR, LLC.
Donn J. Viola
Mr. Viola serves as a director of REV Group, Inc. (NYSE: REVG), a manufacturer of fire apparatus, ambulances, recreational vehicles, buses and terminal equipment. Mr. Viola previously was a director of Manac, Inc., a North American manufacturer of custom semitrailers until its sale in September 2015. Mr. Viola previously was a director of Williams Controls (NYSE American: WMCO) until its sale in December 2012. In addition, Mr. Viola is the Chairman of the Navistar Retiree Supplemental Benefit Plan. Mr. Viola served as Chief Operating Officer of Donnelly Corporation, an automotive parts supplier, from 1996 until his retirement in 2002. From 1990 to 1996, he held positions as Senior Executive Vice President and Chief Operating Officer with Mack Trucks, a heavy truck manufacturer. Before Mack Trucks, Mr. Viola worked as the Executive Vice President of the Cars and Concepts Division of Masco Industries. Prior to Masco, Mr. Viola was a Vice President of Manufacturing Operations for Volkswagen of America and a General Superintendent of Production for General Motors Corporation. Mr. Viola has a Bachelor of Science in Mechanical Engineering from Lehigh University and completed the Stanford University Executive Program.
Kim Korth
Ms. Korth was a founder of 6th Avenue Group in 2017, a firm devoted to improving the sustainability of small manufacturing and technology companies. Ms. Korth became Managing Director of Engauge Workforce Solutions LLC in April 2019. Ms Korth served as President and Chief Executive Officer of bb7, a privately held product development company based in Madison, Wisconsin in 2018 and 2019. From 2012 to 2017, Ms. Korth was President and Chief Executive Officer of TECHNIPLAS Group, a privately held group of specialized plastics companies that primarily serve the automotive, commercial vehicle, and infrastructure industries. Prior to joining the TECHNIPLAS Group, Ms. Korth was President and Chief Executive Officer of Supreme Corporation (NYSE American: STS), a producer of specialty vehicles based in Goshen, Indiana, from 2011 to 2012. Ms. Korth holds a B.A. degree from Western Michigan University and a M.I.M. from the American Graduate School of International Management (Thunderbird). She is currently a member of the board of Stoneridge Inc. (NYSE: SRI) and Engauge Workforce Solutions LLC. She is also a member of the Original Equipment Suppliers Association (OESA).
James Illikman
Mr. Illikman joined Peninsula Capital Partners, LLC, a mezzanine and equity capital fund manager, in 2003 and became a partner in 2005. Mr. Illikman has over twenty years of experience in private equity, mergers and acquisitions, corporate finance and operations management. Prior to joining Peninsula Capital Partners, Mr. Illikman was with Talon Equity Partners, LLC, a middle-market buyout firm, where he was responsible for investment origination and portfolio management. Before Talon Equity Partners, he held positions with Freudenberg-NOK General Partnership, United Technologies Corporation and the predecessor entity to Delphi Corporation. At these firms, Mr. Illikman served in various corporate finance roles. Mr. Illikman has also served as interim President and Chief Financial Officer of companies within his portfolio management responsibility. Mr. Illikman earned both a Bachelor and Master’s in Business Administration degrees from the University of Michigan. He is a member of the CFA Institute.
Susan C. Benedict
Ms. Benedict has served as Chief Human Resources Officer and Assistant General Counsel - Labor and Employment (‘CHRO”) since June 2019 for Stoneridge, Inc. (NYSE: SRI), an independent designer and manufacturer of highly engineered electrical and electronic components, modules and systems principally for the automotive, commercial vehicle, motorcycle, agricultural and off-highway vehicle markets. Ms. Benedict joined Stoneridge in November 2017 as Director of Legal, focused primarily on global labor and employment and compliance matters, until her appointment as CHRO. Prior to Stoneridge, Ms. Benedict served as Corporate Counsel at Guardian Industries from December 2012 to October 2017, where she had global responsibility for employment and labor matters, compliance, and data privacy. Ms. Benedict holds a Bachelor of Arts in Psychology from The Ohio State University, a Master of Business Administration from the University of Detroit Mercy, a Juris Doctor from the Thomas M. Cooley Law School and was admitted to the State Bar of Michigan in 2012. In addition, she was recognized as Top Corporate Counsel by dbusiness magazine in 2017.
New Director Nominee
Patrick W. Cavanagh
Mr. Cavanagh, age 67, has been the interim CEO and Chairman of the Board of National Molding, LLC since December 2019, an international supplier of automotive, military and medical plastic components.  He was interim CEO and consultant to Red Dot Corporation from January 2018 to July 2018, a supplier of HVAC systems to the heavy duty truck and off highway equipment market. He was President and Chief Executive Officer of Enovation Controls, from January 2013 to July 2016, after serving on the company's Board of Directors since its inception in January 2010. Enovation Controls provides customers with complete engine and equipment control solutions for commercial vehicles, off-highway, oil & gas, material handling, agriculture and recreational vehicles. Mr. Cavanagh previously served as the President, Chief Executive Officer and a Director of Williams Controls (NYSE: WMCO) from September 2004 to December 2012 leading the company to post record growth and profitability and its sale to Curtiss-Wright Corp (NYSE: CW) in December 2012. Williams designed and manufactured advanced electronic throttle control systems and sensors for the commercial vehicle and off-highway markets. Before Mr. Cavanagh's tenure with Williams Controls, he was the executive responsible for gaseous-fueled industrial engine control systems at Woodward (Nasdaq: WWD). Woodward is a supplier of engine control systems used in commercial vehicle, industrial and gas turbine applications. Prior to Woodward, Mr. Cavanagh was Executive Vice President and General Manager of the Automotive Components Group of Knowles Electronics before its sale to Woodward in 2002. Mr. Cavanagh has a Bachelor of Science in Mechanical Engineering Technology from the Milwaukee School of Engineering. He is currently a board member of Hobbs Bonded Fibers, LLC, which produces non-woven fabric products for industrial, automotive and retail markets, National Molding, LLC and Enovation Controls. Mr. Cavanagh

was the 2013/2014 chairman of the Heavy Duty Manufacturers Association (HDMA), the leading trade association for the commercial vehicle and off-highway industry
When considering whether the directors have the experience, qualifications, attributes and skills, taken as a whole, to enable our board to satisfy its oversight responsibilities effectively, the board focuses on the diversity of skills, business and professional business experience reflected in the descriptions above. In particular:

▪
With respect to Mr. Baum, the board considered his perspective and experience with our ongoing strategy and operations that he has obtained through his service to the Company and his ability to evaluate and assist with potential acquisitions and financing opportunities.

▪	With respect to Mr. Frascoia, the board considered his extensive managerial and financial expertise.

▪	With respect to Mr. Cooke, the board considered his valuable financial expertise, his experience in evaluating transactions, and his prior experience analyzing the automotive industry.

▪
With respect to Mr. Viola, the board considered his extensive industry experience, including as chief operating officer of automotive parts suppliers and heavy truck manufacturers, and his experience, as a director of a publicly-held corporation, with management, compensation, finance and accounting issues.

▪
With respect to Ms. Korth, the board considered her extensive experience in corporate governance issues as a director of a publicly-held corporation, and in organizational design, and development of strategies for growth and improved performance for automotive suppliers, as well as her insight into industry trends and expectations and recognition as a thought leader in the automotive industry.

▪	With respect to Mr. Illikman, the board considered his valuable experience in mergers and acquisitions, corporate finance and operations management.

▪
With respect to Ms. Benedict, the Board considered her extensive industry experience, including as a chief human resources officer and assistant general counsel of an automotive parts supplier, and her experience dealing with labor, compliance and data privacy matters.

▪	With respect to Mr. Cavanagh, the Board considered his extensive industry experience, including as a chief executive or other executive officer of various companies, including publicly-held companies.
Each officer is appointed by and serves at the pleasure of the Board subject to the terms of their respective employment agreements.
Director Compensation
Our Directors received cash fees for their service on our Board of Directors and committees of our Board of Directors during 2019 and, with the exception of Ms. Korth, did not receive equity or other compensation during 2019. The following table provides information regarding total compensation that was granted to our non-employee directors during the year ended December 29, 2019.

Director Name	Board Fees	Equity Compensation(1)	Other Compensation	Total
Richard L. Baum, Jr.(2)	$50,000	$—	$—	$50,000
Paul Frascoia	$25,000	$—	$—	$25,000
William Cooke(2)	$25,000	$—	$—	$25,000
Donn J. Viola	$25,000	$—	$—	$25,000
Kim Korth (3)	$25,000	$33,000	$138,319	$196,319
James Illikman	$25,000	$—	$—	$25,000
Susan C. Benedict (4)	$—	$—	$—	$—
________________________________

(1)
The amounts in this column reflect the grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) of the stock option awards made to any of our directors during 2019. Ms. Korth received 30,000 stock options on June 11, 2019, which vested immediately as the service conditions required for the award had already been met on grant date. Ms. Korth’s award had an exercise price of $2.93 per share with a weighted average grant date fair value, computed in accordance with FASB ASC Topic 718, of $1.10 per share. These options were granted under the Company’s 2014 Omnibus Performance Award Plan.

(2)
Taglich Private Equity provides services to the Company pursuant to a Management Services Agreement. Messrs. Baum and Cooke are related persons of Taglich Private Equity or Taglich Brothers, and, by agreement with Taglich Private Equity amending the Management Services Agreement, the annual consulting fee paid by the Company to Taglich Private Equity under the Management Services Agreement is reduced by the amount of director fees paid to Messrs. Baum and Cooke and by any equity awards received as compensation for serving on the Board.

(3)
The amounts in the “Other Compensation” column reflect the fees the Company paid to 6th Avenue Group LLC, which is owned by Ms. Korth, for consulting services in 2019. Refer to the “Certain Relationships and Related Transactions” section of this Proxy Statement for more details of this consulting agreement, including the services provided.

(4)	Ms. Benedict was appointed to the Board of Directors on November 7, 2019 and did not receive any compensation during 2019.
Each member of our Board of Directors is also entitled to reimbursement for reasonable travel and other expenses in connection with attending meetings of the Board of Directors and any committee of the Board of Directors on which they serve.
Board Structure, Director Independence, and Corporate Governance
Our business and affairs are managed under the direction of our Board of Directors. The composition of our Board of Directors prior to our IPO was governed by the terms of the Stockholders Agreement among the Company and the stockholders named therein, dated March 18, 2013, or the Stockholders Agreement, pursuant to which the Taglich founding investors, as defined, designated Richard L. Baum, Jr., William M. Cooke, Paul Frascoia and Donn Viola as directors. Pursuant to the Stockholders Agreement, Peninsula designated James Illikman and Kim Korth as directors. The Stockholders Agreement terminated upon the completion of the offering, except for certain registration rights. However, pursuant to a director nomination agreement which was effective upon the completion of our IPO, Peninsula has the right to nominate one director until such time as its beneficial ownership of our common stock is less than 5% of our total outstanding shares of common stock. Currently as of the date of this proxy statement, Peninsula beneficially owns 14.44% of our shares of common stock.
In accordance with our amended and restated certificate of incorporation, our Board of Directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to the directors whose terms then expire will be elected to serve until the third annual meeting following the election. Our directors are divided among the three classes as follows:

▪	The Class I directors are Mr. Cooke and Ms. Korth, and their terms will expire at the 2022 annual meetings of stockholders;

▪	The Class II directors are Messrs. Viola and Frascoia, and their terms expire at this Annual Meeting of stockholders; and

▪	The Class III directors are Mr. Baum, Ms. Benedict and Mr. Illikman, and their terms will expire at the 2021 annual meetings of stockholders.
Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.
Our Board of Directors met four times during 2019. Under the Company’s corporate governance guidelines, board members are expected to attend all meetings of the board committees on which they serve, and will not be compensated by the Company for meetings they do not attend. Each director serving on the board in 2019 attended at least 75% of the total number of meetings of the board and of the committees on which he or she served during the time he or she was on the board in 2019. Our corporate governance guidelines are available on our corporate website at www.uniquefab.com. Our website is not part of this proxy statement. Also, the Company does not have a formal policy concerning attendance by directors at the annual meeting of stockholders.
Director Independence
Under the rules and listing standards of NYSE American, or the NYSE Listing Rules, a majority of the members of our Board of Directors must satisfy the NYSE Listing Rules criteria for “independence.” No director qualifies as independent under the NYSE Listing Rules unless our Board of Directors affirmatively determines that the director does not have a relationship with us that would impair independence (directly or as a partner, stockholder or officer of an organization that has a relationship with us). Our Board of Directors has determined that our directors are independent directors as defined under the NYSE Listing Rules.
Pursuant to a director nomination agreement, Peninsula has the right to nominate one director until such time as its beneficial ownership of our stock is less than 5% of our total outstanding shares of common stock. James Illikman is the director previously nominated by Peninsula and his term will expire at the 2021 annual meeting of Stockholders.
Board Committees
The standing committees of our Board of Directors consist of the Audit Committee and the Compensation Committee. Each of the committees reports to the Board of Directors as they deem appropriate and as the Board of Directors may request. The composition, duties and responsibilities of these committees are set forth below. The Board of Directors does not have a nominating committee. The Board of Directors has determined that director nominees be recommended by a majority of the board’s independent directors. It is the position of the Board of Directors that it is appropriate for the Company not to have a separate nominating committee because the size, composition, and collective independence of the Board of Directors enables it adequately to fulfill the functions of a standing committee. The NYSE American does not require the Company to have a standing separate nominating committee but does require that nominees be selected either by a nominating committee composed solely of independent directors or by the board by a majority of independent directors.

Audit Committee
The Audit Committee is responsible for, among other matters: (1) appointing, retaining and evaluating our independent registered public accounting firm and approving all services to be performed by them; (2) overseeing our independent registered public accounting firm’s qualifications, independence and performance; (3) overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC; (4) reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; (5) establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters; and (6) reviewing and approving related party transactions. The Audit Committee met four times during 2019 and all committee members were present at all meetings.
Our Audit Committee consists of Mr. Frascoia, Mr. Viola, and Ms. Korth. Mr. Viola is not standing for reelection and will retire from the Board at the 2020 Annual Meeting. We believe that all qualify as independent directors according to the rules and regulations of the SEC and the NYSE American with respect to audit committee membership. We also believe that Mr. Frascoia qualifies as our “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) and (iii) of Regulation S-K. Our Board of Directors adopted a written charter for the Audit Committee, which is available on our corporate website at www.uniquefab.com. The information on our website is not part of this proxy statement.
Compensation Committee
The Compensation Committee is responsible for, among other matters: (1) reviewing key employee compensation goals, policies, plans and programs; (2) reviewing and approving the compensation of our directors, chief executive officer, and other executive officers; (3) reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and (4) administering our stock plans and other incentive compensation plans. The Compensation Committee met four times during 2019 and all committee members were present at all meetings.
Our Compensation Committee consists of Messrs. Baum, Viola and Illikman. Mr. Viola is not standing for reelection and will retire from the Board at the 2020 Annual Meeting. Our Board of Directors adopted a written charter for the Compensation Committee, which is available on our corporate website at www.uniquefab.com. The information on our website is not part of this proxy statement.
Risk Oversight
Our Board of Directors is currently responsible for overseeing our risk management process. The board focuses on our general risk management strategy and the most significant risks facing us and ensures that appropriate risk mitigation strategies are implemented by management. The board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.
Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through our standing committees. In particular, our board is responsible for monitoring and assessing strategic risk exposure, our Audit Committee is responsible for overseeing our major financial risk exposures and the steps management has taken to monitor and control these exposures and our Compensation Committee assesses and monitors whether our compensation policies and programs have the potential for unnecessary risk taking. Our management is responsible for day-to-day risk management which includes identifying, evaluation, and addressing potential risks at the Company.
Leadership Structure of the Board of Directors
The positions of Chairman of the Board and Chief Executive Officer are presently separated. The Company believes separating these two positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing our Chairman of the Board to focus on the Board and its role of providing advice to and independent oversight of management. Our Board believes that having separate positions is the appropriate leadership structure for the Company at this time and demonstrates our commitment to good corporate governance.
Compensation Committee Interlocks and Insider Participation
No member of our Compensation Committee is a current or former officer or employee of Unique Fabricating, Inc., or its subsidiaries or has had a relationship requiring disclosure by Unique Fabricating, Inc., under applicable federal securities regulations. No executive officer of Unique Fabricating, Inc. served as a director or member of the compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.
Involvement in Certain Legal Proceedings
None of our directors or executive officers has been involved in any of the following events during the past ten years: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; (5) being subject, or a party to any Federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, superseded or vacated related to an illegal violation of Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies or law or regulation prohibiting mail or wire or fraud in connection with any business entity; or (6) being the subject of or party to any sanction or order, not subsequently reversed, superseded or vacated of any self regulatory organization, any registered entity or equivalent organization that has disciplinary authority over its method.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics, which outlines the principles of legal and ethical business conduct under which we do business. The code is applicable to all of our directors, officers and employees and is available on our corporate website. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings under the Exchange Act to the extent required by applicable rules and NYSE American requirements.
Communications to the Board of Directors
Stockholders and other interested parties may contact any member of the Board by U.S. mail. Such correspondence should be sent c/o Corporate Secretary, Unique Fabricating, Inc., 800 Standard Parkway, Auburn Hills, MI 48326.
The Corporate Secretary will forward to the Board all copies of correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the board or its committees or that he or she otherwise determines requires the attention of any member, group or committee of the board.
Executive Officers
Our executive officers, their respective ages, and positions with the Company as of the date of this proxy statement are as follows:

Name	Age	Position with the Company
Byrd Douglas Cain, III	60	President and Chief Executive Officer
Brian P. Loftus	38	Vice President and Chief Financial Officer
Byrd Douglas Cain, III
Mr. Cain joined the Company on September 30, 2019, from Mubea Group ("Mubea"), a global market leader in the development and manufacture of automotive suspension, powertrain, and body components. Mr. Cain was employed by Mubea for over twelve years, including as the CEO of Mubea North America from January 2010 until June 2019 and as the Chief Commercial Officer from June 2019 to September 2019. Mr. Cain earned a Bachelor of Arts degree cum laude in Business Administration from Rhodes College and holds an active Certified Public Accountant license.
Brian P. Loftus
Mr. Loftus joined the Company on April 6, 2020, from Wabash National Corporation (“Wabash”), a publicly traded leader in the design and manufacturing of engineered solutions for the transportation, logistics and distribution industries. Mr. Loftus was Wabash’s Corporate Controller since October 2018. Prior to Wabash, Mr. Loftus was the Corporate Controller for Horizon Global Corporation (“Horizon”), a publicly traded designer, manufacturer, and distributor of towing and trailering equipment from July 2015 to October 2018. Prior to Horizon, Mr. Loftus held various positions with TriMas Corporation, a diversified industrial manufacturer, from August 2009 to June 2015 including Controller for TriMas’ then subsidiary Cequent Performance Products, Inc., Segment Financial Manager, and Corporate Audit Manager. Mr. Loftus began his career in public accounting with Deloitte and Touche LLP. Mr. Loftus earned a Bachelor of Science in Business Administration in Accounting and a Master of Business Administration from Central Michigan University. Mr. Loftus is a Certified Public Accountant in the State of Michigan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act, requires that the Company’s directors, executive officers and persons who beneficially own more than 10% of the Company’s common stock file with the SEC initial reports of ownership and reports of changes in ownership of the Company’s common stock. Such persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms or written representations from certain reporting persons received by us with respect to fiscal year 2019, we believe that our executive officers and directors and persons who own more than 10% of our registered equity securities have complied with all applicable filing requirements.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The table sets forth certain information with respect to the beneficial ownership of our common stock as of May 18, 2020, except as otherwise indicated, by:

▪	each person known by us to beneficially own more than 5% of the Company’s commons stock;

▪	each of the Company’s directors and director nominees;

▪	each of the named executive officers; and

▪	all of the Company’s directors and executive officers as a group.
For further information regarding material transactions between us and certain of our stockholders, see “Certain Relationships and Related Party Transactions.”
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power over securities. Shares of common stock subject to options and warrants that are currently exercisable or exercisable within 60 days of May 18, 2020 are considered outstanding and beneficially owned by the person holding the options or warrants for the purposes of computing beneficial ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
To our knowledge, except as set forth in the footnotes to this table and subject to community property laws, where applicable, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.
The numbers listed below are based on 9,779,147 shares outstanding of our common stock as of May 18, 2020. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o Unique Fabricating, Inc., 800 Standard Parkway, Auburn Hills, Michigan 48326.

	Shares Beneficially Owned
Name of Beneficial Owner	Number		Percentage
Five percent stockholders
The Peninsula Fund V, Limited Partnership 500 Woodward Avenue, Suite 2800, Detroit, Michigan 48226	1,452,132	(1)	14.74%
Pacific Ridge Capital Partners, LLC 900 Meadows Road, Suite 320, Lake Oswego, Oregon 97035	721,168	(2)	7.32%
Royce & Associates LP 745 Fifth Avenue, New York, New York 10151	571,641	(3)	5.80%
Robert Taglich 709 New York Avenue, Suite 209, Huntington, New York 11743	503,357	(4)	5.11%
Directors and named executive officers
Byrd Douglas Cain, III, President and Chief Executive Officer	19,540		0.20%
Brian P. Loftus, Vice President and Chief Financial Officer	0		—%
John Weinhardt, former President and Chief Executive Officer	145,132	(5)	1.47%
Thomas Tekiele, former Chief Financial Officer	61,658	(6)	0.63%
Richard L. Baum, Jr., Chairman	299,294	(7)	3.04%
William Cooke, Director	52,642	(8)	0.53%
Donn J. Viola, Director	87,500	(8)	0.89%
Paul Frascoia, Director	46,650	(8)	0.47%
Kim Korth, Director	37,500	(9)	0.38%
James Illikman, Director	7,500	(8)	0.08%
Susan C. Benedict, Director	0		—%
Patrick Cavanagh, Nominee for Director	0		—%
All executive officers and directors as a group (nine persons)	550,626	(10)	5.59%
________________________________

(1)
Peninsula’s President and Chief Investment Officer, Scott A. Reilly, exercises sole voting and dispositive power for the shares beneficially owned by Peninsula. The number set forth in the table includes 7,500 exercisable options granted to Mr. Illikman.

(2)	The number set forth in the table is based on the Schedule 13G/A for Pacific Ridge Capital Partners, LLC filed with the SEC on February 13, 2020.

(3)	The number set forth in the table is based on the Schedule 13G/A for Royce & Associates LP filed with the SEC on January 29, 2020.

(4)	Includes 24,000 shares for which Mr. Taglich is custodian for his children and 8,663 shares of common stock subject to currently exercisable warrants.

(5)	The number set forth in the table is based on the total reported as of Mr. Weinhardts’ termination on May 8, 2019.

(6)	The number set forth in the table is based on the total reported as of Mr. Tekiele’s termination on October 11, 2019.

(7)	The number set forth in the table includes shares owned by an investment partnership controlled by Mr. Baum, shares owned by family trusts and 7,500 exercisable options.

(8)	The number set forth in the table includes 7,500 exercisable options for each of Messrs. Cooke, Viola, Frascoia and Illikman.

(9)	The number set forth in the table includes 37,500 exercisable options.

(10)
With the exception of Mr. Baum, each director and NEO beneficially owns less than one percent of the outstanding shares of the Common Stock. Messrs. Weinhardt, Tekiele, and Cavanagh are not included in this group.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Transactions with Taglich
Formation. Taglich Private Equity, LLC sourced and sponsored our formation in March 2013 under the name UFI Acquisition, Inc. exclusively for the purpose of effecting the acquisition of all of the outstanding shares of Unique Fabricating, Inc. Unique Fabricating, Inc. subsequently changed its name to Unique Fabricating NA, Inc. and we subsequently changed our name to Unique Fabricating, Inc. Taglich Private Equity, LLC has been sourcing and sponsoring leveraged buyouts of companies since 2000 and often retains Taglich Brothers, Inc. as the equity capital placement agent for these transactions. Richard L. Baum. Jr., the Chairman of our board of directors, is an associate of Taglich Private Equity, LLC. Robert Taglich, who is a beneficial owner of 5% or more of our common stock, is a principal of Taglich Brothers, Inc., and William Cooke, one of our directors, is employed by Taglich Brothers, Inc.
Management Services Agreement.  In March 2013, the Company entered into a management services agreement with Taglich Private Equity, LLC. Under this agreement, the Company has been provided advisory and management services in consideration of an annual management fee, payable in monthly installments. Effective upon completion of the IPO, the agreement was amended to reduce the annual management fee of $300,000 by an amount equal to the amount, if any, of annual cash retainers and equity awards received as compensation for service on the Company’s board of directors by any director who is a related person (as defined in Rule 5110 of the FINRA Manual) of Taglich Private Equity, LLC or Taglich Brothers, Inc. In accordance with the amendment, the Company paid a total fee of $225,000 during 2019. Pursuant to the terms of the Management Services Agreement, in addition to the annual management fee, the Company will pay Taglich Private Equity, LLC a fee for each acquisition by the Company during the term of the agreement or in the event of the sale of the entire Company calculated as follows: 5% of the first $1 million of value; 4% of the second $1 million of value; 3% of the third $1 million of value; 2% of the fourth $1 million of value, and 1% of the value paid over $4 million. If the Company or any subsidiary pays for investment banking services in connection with any acquisition by the Company or any subsidiary or the sale of the Company, the transaction fee payable to Taglich Private Equity, LLC will be reduced dollar for dollar by any fees paid to a third party investment banker or broker. The services provided to us by Taglich Private Equity, LLC include providing advice and counsel to the directors, executives and personnel of the Company and its subsidiaries through and including: (1) participation in business and strategic planning sessions and reviewing and commenting on business and strategic plans and agreements; (2) identifying and/or communicating with potential strategic partners, as and to the extent requested by the Company and/or its subsidiaries; (3) providing guidance and recommendations and participating in management strategy sessions regarding acquisitions or financings; and (4) participating in the strategy and implementation of the growth activities of the Company and/or its subsidiaries. In addition, Taglich Private Equity, LLC will act as the Company’s and its subsidiaries’ financial advisor in connection with certain transactions including: (1) assisting the Company and/or its subsidiaries in identifying and contacting potential purchasers of the assets or securities of the Company and/or its subsidiaries; (2) advising and assisting the Company and/or its subsidiaries in negotiating the terms and conditions of a transaction; and (3) analyzing the valuation of the Company and/or its subsidiaries or such other entity in connection with a transaction. The agreement currently expires on March 18, 2021, and renews automatically each year for an additional one-year term. The agreement will also terminate on the date that the Taglich Founding Investors or Taglich Equity Investors, as each is defined, no longer collectively own 50% of the equity securities owned by either of them on March 18, 2013.
Initial Public Offering; Underwriters’ Warrants. Taglich Brothers, Inc. acted as a Joint Book Running Manager and a co-representative of the underwriters of the Company’s IPO in 2015. Part of the underwriting compensation that the Company issued to the underwriters were warrants to purchase, in the aggregate, 141,000 shares of our common stock, exercisable at a per share exercise price equal to 125% of the public offering price per share in the offering, commencing one year from the effectiveness of the registration statement with respect to the offering until the fifth anniversary of the effectiveness, or June 30, 2020. Taglich Brothers, Inc. received 70,500 of these warrants. Richard L. Baum, Jr., the Chairman of the Company’s Board of Directors, is an associate of Taglich Private Equity, which sourced and sponsored our formation in March 2013, and William Cooke, a member of the Company’s Board of Directors, is employed by Taglich Brothers, Inc. Affiliates of Taglich Brothers, Inc. include Robert Taglich, the beneficial owner of more than 5% of the Company’s common stock.
Consulting Agreement
The Company entered into a services agreement with Ms. Korth, to provided CEO transition services, including CEO search assistance, pursuant to a Consulting Agreement, dated as of May 15, 2019. A company affiliated with Ms. Korth performed such services and received aggregate fees of $138,319 for such services. Ms. Korth also received an option to purchase 30,000 shares of Common Stock at a price of $2.93 per share. The option vested in full upon grant and is exercisable for ten years. The services agreement was terminated in September 2019.
Transactions with Peninsula
In 2015, we entered into a registration rights agreement with Peninsula which provides it with registration rights, including the right to require us to file on one occasion a Form S-1 registration statement, the right to require us to file an unlimited number of registration statements on Form S-3 and the right to require the Company to file an unlimited number of shelf registrations on

Form S-3 for offerings to be made on a continuous basis pursuant to Rule 415 of the Securities Act. Any registration statement on Form S-1 filed on behalf of Peninsula must be with respect to at least 500,000 shares and any registration statement on Form S-3 must be with respect to at least 250,000 shares. The Company will pay all expenses with respect to such registrations except that Peninsula will pay all underwriting discounts and commissions. Peninsula also has the right to include its shares in registration statements otherwise filed by the Company, subject to certain restrictions. Peninsula included all of its shares in a registration statement on Form S-3 filed by the Company and declared effective in July 2016. All of the expenses of the registration statement were paid by the Company. The Company may postpone the filing of any registration statement for up to six months in certain events, including if we determine that such registration or offering could interfere with a business or financing transaction or may require premature disclosure of material information that we have a bona fide business purpose for preserving as confidential. Pursuant to a director nomination agreement, Peninsula has the right to nominate one director until such time as its beneficial ownership of Unique’s common stock is less than 5% of our total outstanding shares of common stock. In addition, under the registration rights agreement, Peninsula has the right to designate an individual to attend board and committee meetings as an observer, if it no longer has the right to nominate a director and as long as Peninsula beneficially owns at least 3% of our outstanding common stock. The observer will not be able to attend any portion of a board or committee meeting during which any transaction or agreement with or for the benefit of Peninsula or any affiliate is being considered. In addition, the Board and each committee may require the observer to leave a meeting if the Board or committee needs to deliberate independently.
Indemnification Agreements With Our Executive Officers and Directors
We have entered into indemnification agreements with each of our directors and executive officers which require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements require us to advance all expenses incurred by the directors and executive officers in investigating or defending any action, suit, or proceeding. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.
Policies and Procedures for Related Party Transactions
The Audit Committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. We adopted a policy regarding transactions between us and related persons. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members. Our audit committee charter provides that the audit committee shall review and approve or disapprove any related party transactions.

EXECUTIVE COMPENSATION
This section provides information about executive compensation for the Company’s 2019 named executive officers (“NEOs”), who are:

▪	Byrd Douglas Cain, III – President and Chief Executive Officer;

▪	John Weinhardt – former President and Chief Executive Officer;

▪	Thomas Tekiele – former Chief Financial Officer.
No other individuals served as an executive officer during the year ended December 29, 2019. This section also provides qualitative and quantitative information regarding the manner and context in which compensation is awarded to and earned by our NEOs and is intended to place in perspective the data presented in the tables and narratives that follow.
Compensation Philosophy and Objectives
The Company’s philosophy is to align executive compensation with the interests of our stockholders by basing certain compensation decisions on financial objectives that our board of directors believes are primary determinants of long-term stockholder value. Our executive compensation programs are designed to reinforce a strong pay-for-performance orientation and to serve the following purposes:

▪	to reward our executive officers for sustained financial and operating performance;

▪	to align their interests with those of our stockholders;

▪	to encourage our executive officers to remain with us long-term.
Elements of Compensation
Base Salary
The Company pays its NEOs based on the experience, skills, knowledge and responsibilities required of each officer. The Company believes base salaries are an important element in our overall compensation program because base salaries provide a fixed element of compensation that reflects job responsibilities and value to the Company. Base salaries for our NEOs are determined by our board of directors at its sole discretion, and no NEO has the right to automatic or scheduled increases in base salary.
Annual Incentive Bonuses
Our NEOs were eligible to receive bonuses during fiscal year 2019 which provided for cash payments based upon achievement of specified performance objectives.
Bonuses are based on a combination of corporate performance against the Financial Plan approved by the Board of Directors and performance against certain individual goals and objectives. Bonuses are only paid if at least 80% of Plan results are achieved. Performance between 90% to 100% of Plan reduces the bonus multiplier by two times the shortfall. For example, 90% of planned performance would result in a 80% available pool of targeted bonuses. Conversely, performance between 100% and 110% of Plan increases the bonus multiplier by two times the overage. For performance between 80% and 90% of Plan, there is a curve that would reduce the available bonus pool to 25% to 80% of target, and for performance above 110% of Plan, the curve would increase the available bonus pool to 120% to a maximum of 175% of target. The actual bonus paid is the potential bonus based on corporate performance, factored by the individual’s achievement of personal goals and objectives.
Long-Term Equity Compensation
The Company currently has a 2013 Stock Incentive Plan and 2014 Omnibus Performance Award Plan with respect to the grant of equity incentive awards to our executive officers, as the Company believes that equity grants provide our executives with a strong link to our long -term performance, and help align the interests of our executives and our stockholders. Accordingly, our Compensation Committee periodically reviews the equity incentive compensation of our executive officers and from time to time may grant equity incentive awards to them.
Our 2013 Stock Incentive Plan was adopted by our Board of Directors and approved by our stockholders in March 2013. The plan provides for the granting of stock options to employees, directors, consultants and any person or entity who has the contractual right to appoint a director. Grants of stock options may include incentive stock options and non-statutory stock options. The plan authorizes 495,000 shares of our common stock to be issued under the plan.
As of the date of this proxy statement, we have awarded options to our current NEOs for an aggregate 85,000 shares of our common stock with a weighted average exercise price of $2.81 per share under the 2013 Stock Incentive Plan.
Our 2014 Omnibus Performance Award Plan was approved by our Board of Directors and our stockholders in 2014 and became effective on the closing of the IPO. The Plan was amended in 2016 to increase the number of shares for which awards may be made. The 2014 Plan provides for the grant of cash awards, stock options, stock appreciation rights, or SARs, shares of restricted stock and restricted stock units, or RSUs, performance shares and performance units. The 2014 Plan authorizes the grant of awards relating to 450,000 shares of our common stock.
As of the date of this proxy statement, there are outstanding options to our current NEOs for an aggregate 250,000 shares of our common stock at a weighted average exercise price of $2.81 per share under the 2014 Omnibus Performance Award Plan.
Other Compensation and Supplemental Benefits
Our NEOs are also allowed certain other compensation which includes a car allowance for Mr. Cain. Our NEOs are also eligible for the following benefits on a similar basis as our other eligible employees:

▪	health, dental, and vision insurance;

▪	vacation, personal holidays and sick days;

▪	life insurance and supplemental life insurance

▪	accident and critical illness insurance; and

▪	short and long-term disability.
Defined Contribution Plan; 401(k)
The Company maintains a defined contribution plan covering certain full time salaried employees including our NEOs. Employees can make elective contributions to the plan. The Company contributes 100 percent of an employee’s contribution up to the first 3 percent of each employee’s total compensation and 50 percent for the next 2 percent of each employee’s total compensation. In addition, the Company, at the discretion of the board of directors, may make additional contributions to the plan on behalf of the plan participants.
Summary Compensation Table
The following table provides information regarding the compensation of our named executive officers for the fiscal years ended December 29, 2019 and December 30, 2018.

Name and Principal Position	Year	Salary	Option Awards (4)	Non-Equity Incentive Plan Compensation (5)	Other Compensation (6)	Total
Byrd Douglas Cain, III, President and Chief Executive Officer(1)	2019	$101,515	$227,662	$—	$14,304	$343,481
John Weinhardt, former President and Chief Executive Officer(2)	2019	$141,750	$—	$—	$275,650	$417,400
	2018	$378,000	$—	$127,802	$24,607	$530,409
Thomas Tekiele, former Chief Financial Officer(3)	2019	$220,479	$—	$—	$66,963	$287,442
	2018	$274,881	$—	$52,358	$26,101	$353,340
________________________________

(1)	Mr. Cain was appointed President and Chief Executive Officer effective September 30, 2019 with an annual base salary of $400,000.

(2)	Mr. Weinhardt’s employment with the Company terminated on May 6, 2019.

(3)	Mr. Tekiele’s employment with the Company terminated on October 11, 2019.

(4)
All amounts in this column were calculated in accordance with FASB ASC Topic 718 and represent the aggregate grant date fair value of each option award granted during the fiscal years shown. On September 30, 2019, Mr. Cain received 212,500 stock options under the 2014 Omnibus Performance Award Plan and 72,500 stock options under the 2013 Stock Incentive Plan. No options were granted to our NEOs in fiscal year 2018.

(5)
Our NEOs, based on the Company’s performance, did not earn an annual cash bonus in 2019. The amounts reported for 2018 reflect the bonuses earned under Messrs. Weinhardt and Tekiele’s employment agreements for fiscal year 2018, which were paid in 2019.

(6)
This column includes car allowances, Company paid 401(k) contributions, and other compensation for the NEOs (including temporary living and travel expenses for Mr. Cain, severance payments for Mr. Weinhardt, and cash payments for unused accrued vacation for Mr. Tekiele). Specifically for 2019: (A) Messrs. Cain, Weinhardt, and Tekiele received car allowances in the amounts of $4,500, $13,251, $13,155, respectively; (B) Messrs. Weinhardt and Tekiele received $11,200 and $10,550, respectively, for Company contributions to the 401(k) plans; (C) Mr. Cain received payments of $9,804 for temporary living and travel expenses and COBRA reimbursement for the period prior to him being eligible to participate in the Company’s health care plan; (D) Mr. Weinhardt received cash severance payments of $236,250 in 2019 ($378,000 of severance benefits in total as of the date of this proxy statement have been paid to Mr. Weinhardt, including the amount paid in 2019) and $14,949 of Company paid post-employment benefit continuation; and (E) Mr. Tekiele received a cash payment of $43,259 for unused accrued vacation from 2018 and 2019, paid to him in 2019.

Outstanding Equity Awards as of December 29, 2019
The following table sets forth information regarding outstanding stock options held by our NEOs as of December 29, 2019. Our NEOs did not hold any restricted stock or other awards as of December 29, 2019.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price(1)	Option Expiration Date
Byrd Douglas Cain, III	9/30/2019(2)	—	285,000	$2.89	9/30/2029
Thomas Tekiele	8/17/2015(3)	20,000	—	$12.50	8/17/2025
	7/1/2013(3)	45,000	—	$3.33	7/1/2023
________________________________

(1)	This column represents the fair value of a share of our common stock on the date of grant, as determined by our board of directors.

(2)
On September 30, 2019, Mr. Cain received 212,500 stock options under the 2014 Omnibus Performance Award Plan and 72,500 stock options under the 2013 Stock Incentive Plan. The 212,500 stock option under the 2014 Omnibus Performance Award Plan vests as follows: (A) 140,000 stock options are time-based with 40% vesting on September 30, 2020 and in three substantially equal 20% installments on September 30, 2021, September 30, 2022, and September 30, 2023; (B) 36,250 stock options vest once the closing price of the Company’s common stock is in excess of $7.50 per share for 10 out of 20 consecutive trading days; and (C) 36,250 stock options vest once the closing price of the Company’s common stock is in excess of $12.50 per share for 10 out of 20 consecutive trading days. The 72,500 stock options under the 2013 Stock Incentive Plan vest as follows: (A) 36,250 stock options vest once the closing price of the Company’s common stock is in excess of $7.50 per share for 10 out of 20 consecutive trading days; and (B) 36,250 stock options vest once the closing price of the Company’s common stock is in excess of $12.50 per share for 10 out of 20 consecutive trading days.

(3)	Stock options for separated executives expire 90 days after separation. Mr. Tekiele’s options expired on January 9, 2020.
Executive Employment Arrangements
Byrd Douglas Cain, III
Mr. Cain has a three year employment agreement that currently expires on September 30, 2022 and which renews automatically each year for successive one-year terms, on the same terms and conditions then in effect, unless notice of non-renewal is given by either Mr. Cain or the Company at least 90 days prior to the end of the applicable term. The agreement provides Mr. Cain the following compensation: (i) annual base salary of $400,000 (subject to periodic review and adjustment as the Board deems appropriate); (ii) eligible to receive an annual short-term cash incentive award subject to the satisfaction of terms and conditions determined by the Board in its sole discretion with an initial target of not less than 50% of Mr. Cain’s annual base salary; (iii) a $1,500 monthly car allowance; and (iv) other benefits including vacation and participation in the Company’s 401(k) and health care plans.
Mr. Cain is subject to a non-compete covenant, which provides that during the term of employment and for fifty-two weeks following his termination, Mr. Cain may not, directly or indirectly, participate in, engage in or have a financial interest in or management position or other interest in any business that is competitive with the Company’s business. Similarly, during the term of employment and for fifty-two weeks following the date of his termination, Mr. Cain may not, directly or indirectly, solicit or otherwise interfere with the Company’s relationship with any employee, customer or supplier of the Company. Mr. Cain is also required to keep confidential during the term of employment and thereafter all confidential and proprietary information concerning the Company and its business.
John Weinhardt
Mr. Weinhardt’s employment with the Company terminated on May 6, 2019. Prior to the termination of his employment, Mr. Weinhardt was party to a one year employment agreement that was to expire on March 18, 2020. Prior to his separation, Mr. Weinhardt, under his employment agreement, had an annual base salary of $378,000, as well as certain benefits including vacation, health care and the use of a Company-paid leased car. Mr. Weinhardt’s agreement also allowed for an annual bonus, subject to the satisfaction of terms and conditions determined by the Board, with a target of 75% of Mr. Weinhardt’s annual base salary.
Mr. Weinhardt’s employment agreement includes a non-compete covenant, which required that during the term of his employment and for fifty-two weeks following his termination, Mr. Weinhardt may not, directly or indirectly, participate in, engage in or have a financial interest in or management position or other interest in any business that is competitive with the Company’s business. Similarly, during his term of employment and for fifty-two weeks following the date of his termination, Mr. Weinhardt may not, directly or indirectly, solicit or otherwise interfere with the Company’s relationship with any employee, customer or supplier of the Company. Mr. Weinhardt was also required to keep confidential during the term of employment and thereafter all confidential and proprietary information concerning the Company and its business.

On May 10, 2019, Mr. Weinhardt and the Company entered into a separation agreement, which provides Mr. Weinhardt with certain severance payments and benefits for a period of fifty-two weeks or until such time as Mr. Weinhardt accepts employment with another company, whichever period is shorter (the “Severance Period”). The severance benefits will equal his base salary during the Severance Period, the continuation of all benefits during the Severance Period in accordance with the Company’s standard compensation and payroll procedures for active employees if the Mr. Weinhardt elects COBRA coverage, and the use of a Company-paid leased vehicle during the Severance Period.
Thomas Tekiele
Mr. Tekiele’s employment with the Company terminated on October 11, 2019. Prior to the termination of his employment, Mr. Tekiele had a one year employment agreement that was to expire on March 18, 2020. Prior to his separation from the Company, Mr. Tekiele, under his employment agreement, had an annual base salary of $281,190, as well as certain benefits including vacation, health care and the use of a Compnay-paid leased car. Mr. Tekiele’s agreement also allowed for an annual bonus, subject to the satisfaction of terms and conditions determined by the Board, with a target of 40% of Mr. Tekiele’s annual base salary.
Mr. Tekiele is subject to a non-compete covenant, which provides that during the term of employment and for fifty two weeks following his termination, Mr. Tekiele may not, directly or indirectly, participate in, engage in or have a financial interest in or management position or other interest in any business that is competitive with the Company’s business. Similarly, during the term of employment and for fifty two weeks following the date of his termination, Mr. Tekiele may not, directly or indirectly, solicit or otherwise interfere with the Company’s relationship with any employee, customer or supplier of the Company. Mr. Tekiele is also required to keep confidential during the term of employment and thereafter all confidential and proprietary information concerning the Company and its business. Mr. Tekiele did not receive any post-employment compensation benefits in 2019.
Post-Employment Compensation
Mr. Cain’s employment agreement described above provides that upon termination by the Company without cause or if the Company delivers a notice of non-renewal, Mr. Cain would be entitled to receive payment of his base annual salary for fifty-two weeks or until such time as the executive accepts employment with another company, whichever period is shorter, and, if Mr. Cain elects COBRA coverage, continuation of all benefits during the 12 month period, in accordance with our standard compensation and payroll procedures for active employees participating in such plans. Mr. Cain would also be entitled to receive his monthly car allowance. Receipt of these severance benefits is contingent on the execution of a general release of claims in favor of the Company and its affiliates and compliance with Mr. Cain’s obligations under the employment agreement, including non-compete, non-solicitation and non-disclosure covenants, and under equity holder or other agreements.
Stock Option and Other Compensation Plans
2013 Stock Incentive Plan
Our 2013 Stock Incentive Plan was adopted by our board of directors and approved by our stockholders in March 2013. The plan provides for the granting of stock options to employees, directors, consultants and any person or entity who has the contractual right to appoint a director. Grants of stock options may include incentive stock options and non-statutory stock options. The plan authorizes 495,000 shares of our common stock to be issued under the plan. The plan is administered by our board or a committee, which in the discretion of the board is constituted to comply with the requirements of Rule 16b-3 under the Securities Exchange Act or Section 162(m) under the Internal Revenue Code of 1986.
The plan provides that, on the date of the grant, the exercise price must equal at least 100% of the fair market value or, in the case of any incentive stock options, 110% of the fair market value with respect to optionees who own at least 10% of the total combined voting power of all classes of our stock. The fair market value is the closing sales price for our stock if it is listed on any established stock exchange or national market system or, if the common stock is regularly quoted by a recognized securities dealer but selling prices are not reported, determined by computing the arithmetic mean of our high and low asked prices on a given determination date. No option may have a term in excess of ten years from the date of grant; provided that for any incentive stock option granted to a 10% stockholder, the term may not exceed five years from the date of grant. The consideration, to the extent approved by the plan administrator, may be paid by cash or cash equivalent, with other shares of the Company, subject to certain requirements, or any combination of such consideration.
Awards granted under the plan are generally not transferable by the participant except by will or the laws of descent and distribution, and each award is exercisable, during the lifetime of the participant. Additionally, any shares of our common stock received pursuant to an award granted under the plan, are subject to our buy-back rights in terms set forth in the award agreement.
Options granted under the plan vest as provided at the time of the grant. Upon the occurrence of a change of control, as defined, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation, unless otherwise provided in the award agreement. If the successor does not assume the option or issue an equivalent option, the administrator will provide that (1) all options will become exercisable in full at a specified time prior to the change of control and will terminate upon its consummation of the change of control unless exercised prior thereto or

(2) all options will terminate upon consummation of the change of control and each holder will receive a cash payment based upon the difference between the acquisition price per share in the transaction and the exercise price. The plan may be amended, altered, suspended or terminated by the administrator at any time. We may not alter the rights and obligations under any award granted before amendment of the plan without the consent of the affected participant. Unless terminated sooner, the plan will terminate automatically in March 2023.
2014 Omnibus Performance Award Plan
Refer to Proposal No. 2 for a description of the 2014 Omnibus Performance Award Plan.
Indemnification Agreements
Please refer to the “Certain Relationships and Related Party Transactions” section in this proxy statement for information on director and executive officer indemnification.
EQUITY COMPENSATION PLAN INFORMATION
Equity Compensation Plan Table
The following table includes equity compensation plan information as of December 29, 2019, the Company’s last day of its 2019 fiscal year.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	676,480	(1)	$5.48	(2)	93,200	(3)
Equity compensation plans not approved by security holders	—		$—		—
Total	676,480		$5.48		93,200
________________________________

(1)
Consists of (i) 253,980 shares to be issued upon exercise of outstanding options under the 2013 Plan, as of December 29, 2019, and (ii) 422,500 shares to be issued upon exercise of outstanding options under the 2014 Plan, as of December 29, 2019.

(2)	Consists of the weighted-average exercise price of the 676,480 stock options outstanding on December 29, 2019.

(3)
Consists of (i) 73,700 shares that remained available for future issuance under the 2013 Plan as of December 29, 2019 and (ii) 19,500 shares that remained available for future issuance under our 2014 Plan as of December 29, 2019.

AUDIT COMMITTEE REPORT

This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing by us under the Securities Act or under the Exchange Act except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
Our management is responsible for the preparation, presentation and integrity of our financial statements, for the appropriateness of the accounting principles and reporting policies that we use, and for establishing and maintaining adequate internal controls over financial reporting. Deloitte & Touche, LLP, our independent registered public accounting firm for fiscal year 2019, was responsible for performing an independent audit of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 29, 2019 (the “Form 10-K”), and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.
The Audit Committee has reviewed and discussed with management our audited financial statements included in our Form 10-K. In addition, the Audit Committee discussed with Deloitte & Touche, LLP those matters required to be discussed under applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, Deloitte & Touche, LLP provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte & Touche, LLP’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with Deloitte & Touche, LLP its independence from the Company.
Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Form 10-K for filing with the SEC.

Members of Unique Fabricating, Inc.’s Audit Committee
Paul Frascoia (chair)
Donn Viola
Kim Korth

PROPOSALS
This Proxy Statement contains three proposals requiring stockholder action:

▪	Proposal No. 1 — requests the election of two directors to the board; and

▪	Proposal No. 2 — requests an amendment to the 2014 Omnibus Performance Award Plan to increase the number of authorized shares in the 2014 Plan by 250,000 shares to 700,000 shares; and

▪	Proposal No. 3 — requests the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020; and

▪	Proposal No. 4 — advisory vote to approve executive compensation.
Each proposal is discussed in more detail below.
Proposal No. 1 — Election of Directors
The board of directors has nominated Paul Frascoia and Patrick Cavanagh to be elected to the board as directors to serve until the third annual meeting of stockholders after their election and until their respective successors are duly elected and qualified. Mr. Frascoia has been a member of the board since March 2013. Mr. Cavanagh is standing for election to the Board for the first time.
At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the two nominees named in this Proxy Statement. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card. If no direction is made for the election of the two nominees, the shares for any signed proxies will be voted for the nominees. If the shares are held through a broker which has not received instructions, the broker will not have discretion to vote the shares with respect to the nominations. The board of directors has been informed that each nominee is willing to continue as a director. If a director does not receive the required vote for his or her election, then that director will not be elected to the board, and the board may fill the vacancy with a different person, or the board may reduce the number of directors to eliminate the vacancy.
The Board of Directors recommends a vote “FOR” the election of Messrs. Frascoia and Cavanagh, to serve until the 2023 annual meeting.
Proposal No. 2 — Amend the 2014 Omnibus Performance Award Plan to increase the number of authorized share in the 2014 Plan by 250,000 shares to 700,000 shares
The Company currently has a 2014 Omnibus Performance Award Plan, or the 2014 Plan, which was effective on the closing of its initial public offering. The 2014 Plan was originally approved by the Board of Directors and stockholders prior to the initial public offering. The Plan was amended in 2016 to increase the number of shares for which grants may be made to 450,000 shares by approval of the Board of Directors and stockholders. The 2014 Plan provides for the grant of cash awards, stock options, stock appreciation rights, or SARs, shares of restricted stock and restricted stock units, or RSUs, performance shares and performance units. The 2014 Plan currently authorizes the grant of awards relating to 450,000 shares of our common stock. To date, the Company has granted 567,500 stock option awards under the 2014 Plan of which options to purchase 122,000 shares terminated unexercised (and became available to be granted) through May 15, 2020, giving the Company a total of 4,500 shares left to grant under the 2014 Plan. The material features of the 2014 Plan are described herein.
In order to continue to reward employees, directors, and consultants who are eligible for the plan, the Board of Directors unanimously approved an amendment in May 2020 to increase the number of shares in the 2014 Plan for which grants may be awarded by an additional 250,000 shares to a total of 700,000 shares of our common stock. The increase in the number of shares subject to the plan will result in 254,500 shares being available for grants under the 2014 Plan on the date of the Proxy Statement. A copy of the Amendment is set forth as Annex B to this Proxy Statement.
At the Annual Meeting, the stockholders are being asked to approve by majority vote the amendment to increase the authorized shares under the 2014 Plan, as the Board of Directors agrees it is important to continue to reward officers, employees, directors, and consultants of the Company with equity based compensation to provide a strong link to our long term performance, and help align the interests of our officers, employees, and directors and our stockholders. We expect to register the issuance of the 250,000 share authorized by the amendment under the Securities Act of 1933 promptly after the approval of the amendment.
Reasons for Voting for the Proposal

▪
Delivering competitive equity compensation to our management team is essential to attracting and retaining the quality of talent required for us to achieve our operating and strategic objectives. Attracting and retaining key talent is very much in the interest of our stockholders.

▪
Equity awards incentivize our management team to manage our business as owners, aligning their interests with those of our stockholders. Equity awards, the value of which depends on our stock performance and which generally require continued service over time before any value can be realized, help achieve these objectives and are a key element of our compensation programs.

▪
Equity awards allow us to provide compensation while preserving our cash resources. We believe that, for investors, a combination of equity and cash compensation optimizes our valuation and properly incentivizes executives and key employees by linking their pay to Company performance.

▪
If we do not obtain approval to increase the number of shares for which grants may be awarded, it will negatively impact our ability to attract and retain quality talent, reward performance and provide market competitive compensation, at a time when attracting, retaining and rewarding quality talent is critical to our performance.

Summary of the 2014 Omnibus Performance Award Plan
The following is a summary of material terms of the 2014 Plan. This is a summary only and qualified in its entirety to reference to the complete text of the 2014 Plan, a copy of which is attached to this Proxy Statement as Annex A and which stockholders are encouraged to read.
The 2014 Plan provides for the grant of cash awards, stock options, stock appreciation rights, or SARs, shares of restricted stock and restricted stock units, or RSUs, performance shares and performance units. To date, all grants under the 2014 Plan have been stock options. The 2014 Plan currently authorizes the grant of awards relating to 450,000 shares of our common stock. In the event of any transaction that causes a change in our capitalization, the Compensation Committee or such other committee administering the 2014 Plan will make such adjustments to the number of shares of common stock delivered, and the number and/or price of shares of common stock subject to outstanding awards granted under the 2014 Plan, as it deems appropriate and equitable to prevent dilution or enlargement of participants’ rights.
Plan Administration.  The 2014 Plan is administered by the Compensation Committee of our board (which consists exclusively of outside directors), or by such other committee consisting of not less than two non-employee directors appointed by the board. The committee is comprised solely of directors qualified to administer the 2014 Plan pursuant to Rule 16b-3 under the Exchange Act.
Eligibility and Participation.  Employees eligible to participate in the 2014 Plan include management and key employees of the Company and its subsidiaries, as determined by the committee, including employees who are members of the board. Directors who are not employees and consultants to the Company also are able to participate in the 2014 Plan.
Amendment and Termination of the Plan.  In no event may any award under the 2014 Plan be granted on or after the tenth anniversary of the 2014 Plan’s effective date. The board may amend, modify or terminate the 2014 Plan at any time. However, no amendment requiring stockholder approval for the 2014 Plan to continue to comply with Sections 162(m), 409A or 422 of the Code will be effective unless approved by stockholders, and no amendment, termination or modification will materially and adversely affect any outstanding award without the consent of the participant.
Awards Under the Plan
Stock Options.   The committee may grant incentive stock option, or ISOs, non-qualified stock options, or NSOs, or a combination of ISOs and NSOs. There are certain tax advantages to employees who receive ISOs. However, certain restrictions also apply to such grants. ISOs can be granted only to employees (not to non-employee directors or consultants), and the option exercise price must be at least equal to 100% of the fair market value of a share of common stock on the date the option is granted (110% in the case of an individual who is a 10% owner of the Company). An ISO may not be exercised later than 10 years after the date of grant (five years in the case of 10% owners of the Company). ISOs also may not be exercised later than three months (one year in the case of a termination of employment due to disability) after the option holder’s termination of employment other than due to his or her death. Common stock will be deemed to be acquired under an ISO only with respect to the first $100,000 worth of common stock (valued on the date of grant) first exercisable in any calendar year and the excess number of shares will not be deemed to have been acquired under an ISO.
ISOs may be transferred only by will or under the laws of descent and distribution and, during the participant’s lifetime, will be exercisable only by the participant or his or her legal representative. Each stock option agreement will specify the holder’s (or his or her beneficiary’s) rights in the event of retirement, death or other termination of employment. Except as may be provided in the stock option agreement, if an option holder’s employment is terminated for “cause,” as defined by the 2014 Plan, all options granted to such holder will be forfeited. The option exercise price is payable in cash, in shares of common stock having a fair market value equal to the exercise price, by share withholding or a combination of the foregoing.
SARS.   SARs may be in the form of freestanding SARs, SARs granted together with options, or tandem SARS, or a combination of both. The base value of a freestanding SAR must be equal to the fair market value of a share of common stock on the date of grant. The base value of a tandem SAR must be equal to the exercise price of the related option. Freestanding SARs may be exercised upon such terms and conditions as are imposed by the committee and set forth under the SAR award agreement. A tandem SAR may be exercised only with respect to the shares of common stock for which its related option is exercisable. Tandem SARs will expire no later than the expiration of the related option and the term of any tandem SAR which is linked to an ISO may not exceed ten years. Tandem SARs may be exercised only when the fair market value of the shares subject to the option exceeds the option exercise price. Furthermore, the number of shares of common stock that may be acquired under the related option will be reduced, one for one, by the number of shares with respect to which the tandem SAR is exercised.
Upon the exercise of an SAR, a participant will receive the difference between the fair market value of a share of common stock on the date of exercise and the base value multiplied by the number of shares with respect to which the SAR is exercised. Payment due upon exercise may be in cash, in shares of common stock having a fair market value equal to such cash amount, or a combination of cash and shares, as determined by the committee.
SARs may only be transferred by will or under the laws of descent and distribution and, during the lifetime of a participant, may be exercised only by the participant or his or her legal representative. Each SAR award agreement will specify the participant’s (and his or her beneficiary’s) rights in the event of death or other termination of employment. Except as may be provided in a grant award made to a particular participant, if a participant voluntarily terminates his employment (other than as a result of disability) without the Company’s consent or without “good reason,” as defined, or if the participant is terminated for “cause” under the 2014 Plan, all SARs will be forfeited.
Restricted Stock.   Restricted stock are shares of common stock transferred to a participant which are subject to forfeiture if certain employment or vesting requirements are not met during the “restriction period.” Restricted stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable restriction period or upon earlier satisfaction of conditions specified by the committee. During the restriction period, holders may exercise full voting rights and will be credited with cash dividends. Dividends credited during the restriction period will be withheld by the Company until the related shares of restricted stock vest and will be subject to the same restrictions on transferability and forfeitability as the shares of restricted stock with respect to which they were paid. All rights with respect to restricted stock will be available only during a participant’s lifetime, and each restricted stock award agreement will specify the participant’s (and his or her beneficiary’s) rights in the event of death or other termination of employment. Except as may be provided in an award agreement, if a participant’s employment is terminated for any reason prior to the end of the restriction period, all shares of restricted stock granted to such participant will be forfeited.
RSUs.   Each RSU represents an agreement by the Company to deliver to the participant one share of common stock at a predetermined date. RSUs are subject to forfeiture if certain employment requirements or other vesting requirements are not met or if a participant’s employment is terminated for any reason prior to the end of the restriction period, unless otherwise provided in the award agreement. All rights with respect to RSUs will be available only during a participant’s lifetime, and each RSU award agreement will specify the participant’s (and his or her beneficiary’s) rights in the event of death or other termination of employment.
Performance Shares and Performance Units.   Performance shares and units are similar to shares of restricted stock and RSUs except that certain individual, financial or other company-related goals and targets must be met in order for the performance shares and units to become non-forfeitable. The committee will set performance goals which will determine the number and/or value of performance shares or units that will be paid to participants. The committee also may develop, subject to stockholder approval, goals and targets that must be met in order to determine the vesting and/or the amount of performance shares and/or units granted to key executives in order to avoid Section 162(m) limitations. Participants will be entitled to receive payment of the value of performance shares or units earned in cash and/or shares of common stock which have an aggregate fair market value equal to the value of the earned performance shares or units after the end of the applicable performance period. Prior to the beginning of each performance period, participants may elect to defer receipt of payout on such terms as the committee deems appropriate. Participants may be entitled to have dividends declared with respect to performance shares earned in connection with performance share/unit grants earned but not yet distributed held in their performance accounts, subject to the same restrictions as are applicable to dividends earned with respect to restricted stock. The performance shares and units may also be subject to other vesting requirements or other restrictions, such as continued employment for specified periods of time.
Except as may be provided in an award agreement with respect to a particular participant, in the event a participant’s employment is terminated for any reason, all performance shares and units granted to such participant will be forfeited. Performance shares and units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.
Cash Incentives.   Under the terms of a cash incentive grant, certain individual, financial or other Company-related goals and targets must be met in order for the cash incentives to become non-forfeitable and to determine the amount of the cash incentives to which a participant is entitled. The committee will set performance goals which, depending on the extent to which they are met during the performance periods established by the committee, will determine the value of cash incentives that will be paid to a participant. Participants will receive payment of the cash incentives at the end of the applicable performance periods. Prior to the beginning of each performance period, a participant may elect to defer receipt of payout on such terms as the committee deems appropriate. Except as may be provided in an award agreement with respect to a particular participant, if a participant’s employment is terminated for any reason, all unpaid cash incentives granted to such participant will be forfeited. Rights to cash incentives may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.
Limits on Grants.   To avoid the income tax deduction limitation under Section 162(m) of the Code on annual compensation in excess of $1,000,000, there are limits on the maximum number of options and SARS that may be granted, the maximum value of restricted stock, RSUs, performance units and shares that may be distributed and the maximum dollar amount of cash incentives that may be paid to any key executive under the 2014 Plan in any year.
Merger, Consolidation, Sale of Assets or Change in Control of the Company. As of the effective date of a merger, consolidation, sale of all or substantially of the assets or the change in control of the Company (and if the merger, consolidation or other transaction agreement does not provide for the continuation of awards or the substitution of new awards), (1) any option or SAR outstanding will become immediately exercisable and (2) any restriction periods and restrictions imposed on restricted stock will be deemed to have expired. Performance shares or units payable after the date of a merger, consolidation or other transaction will be paid in cash as of the date they originally were to be paid unless, subject to the limitations imposed by Code Section 409A, the Company or its successor determines to pay such amounts as of an earlier date. Except as may be provided in a particular award, the number of performance shares and units will be prorated based on the attainment of the applicable performance goals at the target level if, as a result of the merger, consolidation, or other transaction the value of such awards cannot be determined.
Certain U.S. Federal Income Tax Consequences
The following is a summary of certain U.S. federal income tax consequences to participants and us with respect to awards granted under the 2014 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant depend on his or her personal circumstances, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of shares acquired under the 2014 Plan. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.
Stock Options (other than ISOs)
In general, a participant has no taxable income upon the grant of a stock option that is not intended to be an ISO but realizes ordinary income in connection with the exercise of the NSO in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. Upon a subsequent sale or exchange of the shares, any recognized gain or loss is treated as a capital gain or loss for which the Company is not entitled to a deduction.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
ISOs
A participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share acquired upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the “required holding period,” the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.
If, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a “disqualifying disposition,” the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the ISO over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the ISO, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the ISO, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the ISO generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the ISO is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
SARs
The grant of a SAR does not itself result in taxable income, nor does taxable income result merely because a SAR becomes exercisable. In general, a participant who exercises a SAR for shares of stock or receives payment in cancellation of a SAR will have ordinary income equal to the amount of any cash and the fair market value of any stock received. A corresponding deduction is generally available to the Company, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation.
Restricted Stock Awards
A participant who is awarded or purchases shares subject to a substantial risk of forfeiture generally does not have income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the participant has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the Company, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation. However, a participant may make an election under Section 83(b) of the Code to be taxed on restricted stock when it is acquired rather than later, when the substantial risk of forfeiture lapses. A participant who makes an effective 83(b) election will realize ordinary income equal to the fair market value of the shares as of the time of acquisition less any price paid for the shares. A corresponding deduction will generally be available to the Company, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation. If a participant makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions.
For purposes of determining capital gain or loss on a sale of shares awarded under the 2014 Plan, the holding period in the shares begins when the participant recognizes taxable income with respect to the transfer. The participant’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if a participant makes an effective 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount (if any) realized in connection with the forfeiture.
Restricted Stock Units
Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.
Performance Shares and Performance Units
A participant who receives Performance Shares or Performance Units will not recognize any income for federal income tax purposes on the date of the grant of the award.  He or she will recognize ordinary income for federal income tax purposes at the time of the receipt of the cash and/or Common Stock with respect to the award in an amount equal to the sum of (i) the amount of cash received, plus (ii) the excess, if any, of the fair market value of the Common Stock on the date received over the participant’s cost of such award, if any.
Section 162(m) Limitations
Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to each of the company’s chief executive officer and the three most highly compensated executive officers (other than the chief executive officer and chief financial officer). Pursuant to tax legislation signed into law on December 22, 2017 (the “Tax Act”), for taxable years beginning after December 31, 2017, the Section 162(m) deduction limitation is expanded so that it also applies to compensation in excess of $1 million paid to a public company’s chief financial officer. Historically, compensation that qualified under Section 162(m) as performance-based compensation was exempt from the deduction limitation. However, subject to certain transition rules, the Tax Act eliminated the qualified performance-based compensation exception. As a result, for taxable years beginning after December 31, 2017, all compensation in excess of $1 million paid in a taxable year to each of the executives described above will not be deductible by us, subject to the transition rule for certain performance-based compensation paid pursuant to a written binding agreement that was in effect prior to November 2, 2017.
2014 Plan Benefits
The following table presents certain information with respect to awards that have been granted (including awards that have terminated and are not currently outstanding) under the 2014 Plan as of May 18, 2020:

Name and Position	Cumulative Number of Shares Subject to Awards Under the 2014 Plan
Byrd Douglas Cain, III, President and Chief Executive Officer	212,500
John Weinhardt, former President and Chief Executive Officer	45,000
Brian P. Loftus, Vice President and Chief Financial Officer	37,500
Thomas Tekiele, former Chief Financial Officer	20,000
All current executive officers as a group	250,000
All current directors who are not executive officers as a group	75,000
Each nominee for election as a director:
Paul Frascoia, Director	7,500
Patrick W. Cavanagh, nominee for director	—
Each associate of any current executive officers, current directors or director nominees	—
Each other person who received or is to receive 5% of awards:
Kim Korth, Director	37,500
All current employees, including all current officers who are not executive officers, as a group	112,500
The Board recommends a vote “FOR” the amendment to the 2014 Omnibus Performance Award Plan to increase the number of authorized shares by 250,000 shares.
Proposal No. 3 — Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee has appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm and as the auditors of the Company’s consolidated financial statements for fiscal 2019. Deloitte & Touche LLP (“Deloitte”) has served as the Company’s independent registered public accounting firm since 2016.
At the Annual Meeting, the stockholders are being asked to ratify the appointment of Deloitte as the Company’s independent registered public accounting firm for 2020. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change will be in the best interests of the Company and its stockholders. Representatives of Deloitte are expected to attend the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to questions.

Fees for Services Rendered by Independent Registered Public Accounting Firm
The following table presents fees for professional services rendered by Deloitte for fiscal year 2019 and 2018.

	December 29, 2019	December 30, 2018
Audit Fees (1)	$336,000	$260,000
Audit-Related Fees (2)	30,000	10,000
Tax Fees (3)	122,700	161,661
Total	$488,700	$431,661
_________________________________

(1)
Audit Fees: These fees include fees related to the audit of the Company’s annual financial statements for 2019 and 2018 by Deloitte & Touche LLP. Also includes review of the Company’s quarterly financial statements for 2019 and 2018.

(2)
Audit-Related Fees: These fees include services including, among others, in connection with comfort letters, reviews performed in connection with SEC comment letters, and beginning in 2019 a statutory audit of our subsidiary in Mexico.

(3)	Tax Fees: These fees include fees incurred in connection with tax planning services and tax related compliance services.
Fees for Services Rendered by Independent Registered Public Accounting Firm
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditor and to not engage the independent auditor to perform the non-audit services proscribed by law or regulation. All services provided by the independent registered public accounting firm in fiscal year ended December 29, 2019 were properly pre-approved by the Audit Committee.
The Board of Directors recommends a vote “FOR” the ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm.
Proposal No. 4 — Approval, on a Non-Binding Advisory Basis, of the Compensation Paid to the Company’s Named Executive Officers
In accordance with the requirements of Section 14A of the Securities and Exchange Act of 1934 and the related rules of the SEC, our stockholders have the opportunity to cast an annual advisory vote to approve the compensation of our named executive officer(s) as disclosed pursuant to the SEC’s compensation disclosure rules, which disclosure includes the compensation tables and the narrative disclosures that accompany the compensation tables (a “say-on-pay” vote).
Our executive compensation program is designed to motivate and reward performance in a straightforward and effective way, while also recognizing the size, scope, and performance of the Company’s business.  We believe that the compensation of our named executive officers is designed to reflect and reward their (his) contributions to the Company’s performance and demonstrates alignment with the Company’s annual financial results and the interests of our stockholders.
Until this year, we have been an emerging growth company and exempt from the requirements that we provide stockholders the opportunity to cast an advisory vote to approve compensation of our named executive officers. This is the first annual meeting at which we are required to present to stockholders such opportunity.  We also note that we have had changes in our management since mid 2019 and the information presented in this proxy statement concerning historic compensation of named executive officers primarily is with respect to former executive officers and for our current management relates only to a short period during 2019.
Stockholders are being asked to approve the following resolution at the Annual Meeting:
RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules, which disclosure includes the compensation tables and the narrative disclosures that accompany the compensation tables, is hereby approved.
As an advisory vote, this proposal is not binding on the Company, the Board, or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by stockholders in their votes on this proposal and will consider the outcome of  the vote when making future compensation decisions regarding named executive officers.
It is expected that the next say-on-pay vote will occur at the 2021 annual meeting of stockholders.
The Board recommends a vote “FOR” Proposal No. 4.

OTHER MATTERS
The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this Proxy Statement. If any other matters properly come before the stockholders at the Annual Meeting, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

By the Order of the Board of Directors,

Richard L. Baum Jr.
Chairman of the Board

ANNEX

ANNEX A
UNIQUE FABRICATING, INC.
2014 Omnibus Performance Award Plan
INTRODUCTION
Unique Fabricating, Inc., a Delaware corporation (hereinafter referred to as the “Corporation”), hereby establishes an incentive compensation plan to be known as the “Unique Fabricating, Inc. 2014 Omnibus Performance Award Plan” (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Cash Incentives, Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, shares of Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares.
The Plan shall become effective on October 14, 2014. However, it shall be rendered null and void and have no effect, and all Plan Awards granted hereunder shall be canceled, if the Plan is not approved by a majority vote of the Corporation’s stockholders within 12 months of the date the Plan is adopted by the Corporation’s Board of Directors.
The purpose of the Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of Participants to those of the Corporation’s stockholders by providing Participants with an incentive for outstanding performance. The Plan is further intended to assist the Corporation in its ability to motivate, and retain the services of, Participants upon whose judgment, interest and special effort the successful conduct of its and its subsidiaries’ operations is largely dependent.
The Plan also provides pay systems that support the Corporation’s business strategy and emphasizes pay-for-performance by tying reward opportunities to carefully determined and articulated performance goals at corporate, operating unit, business unit and/or individual levels.

ANNEX A

I
DEFINITIONS

For purposes of the Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:
(a)“Affiliate” shall mean, as it relates to any limitations or requirements with respect to Incentive Stock Options, any Subsidiary or Parent of the Corporation. Affiliate otherwise means any entity that is part of a controlled group of corporations or limited liability entities or is under common control with the Corporation within the meaning of Code Sections 1563(a), 414(b) or 414(c), except that, in making any such determination, fifty percent (50%) shall be substituted for eighty percent (80%) under such Code Sections and the related regulations.
(b)“Applicable Law” shall mean the applicable provisions of the Code, the Securities Act, the Exchange Act and any other federal, state or foreign corporate, securities or tax or other laws, rules, requirements or regulations, the rules of any national securities exchange or automated quotation system on which the shares of Common Stock are listed, quoted or traded and any other applicable law.
(c)“Award Agreement” shall mean the written agreement, executed by an appropriate officer of the Corporation, pursuant to which a Plan Award is granted.
(d)“Board of Directors” or “Board” shall mean the Board of Directors of the Corporation.
(e)“Cash Incentives” shall mean a Plan Award granting to the Participant the right to receive a certain amount of cash in the future subject to the satisfaction of certain time-vesting requirements and/or the attainment of one or more annual or multi-year performance goals and targets, all as described in Article IX below.
(f)“Cause” shall, with respect to a Participant (i) have the same meaning as “cause” or “for cause” set forth in an employment contract entered into by and between the Participant and the Corporation or any Affiliate or, in the absence of any such contract or defined terms, (ii) mean (A) the Participant’s willful or gross misconduct or willful or gross negligence in the performance of his duties for the Corporation or for any Affiliate after prior written notice of such misconduct or negligence and the continuance thereof for a period of 30 days after receipt by such Participant of such notice, (B) the Participant’s intentional or habitual neglect of his duties for the Corporation or for any Affiliate after prior written notice of such neglect, (C) the Participant’s theft or misappropriation of funds or other property of the Corporation or of any Affiliate, fraud, criminal misconduct, breach of fiduciary duty or dishonesty in the performance of his duties on behalf of the Corporation or any Affiliate or commission of a felony, or crime of moral turpitude or any other conduct reflecting adversely upon the Corporation or any Affiliate, (D) the Participant’s violation of any covenant not to compete or not to disclose confidential information with respect to the Corporation or any Affiliate or (E) the direct or indirect breach by the Participant of the terms of any employment or consulting contract with the Corporation or any Affiliate.
(g)“Change in Control of the Corporation” As used herein, a “Change in Control of the Corporation” shall be deemed to have occurred if any person (including any individual, firm, partnership or other entity) together with all “Affiliates” and “Associates” (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of such person (but excluding (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, (ii) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation, (iii) the Corporation or any subsidiary of the Corporation or (iv) a Participant, together with all Affiliates and Associates of such Participant) who is not a stockholder or an Affiliate or Associate of a stockholder of the Corporation on the date of stockholder approval of the Plan is or becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s then outstanding securities. Notwithstanding the foregoing, with respect to Plan Awards constituting “non-qualified deferred compensation” pursuant to the provisions of Code Section 409A and the regulations promulgated thereunder, the term “Change in Control of the Corporation” shall have the meanings of the relevant terms defined under forth Treas. Reg. Section 1.409A-3(i)(5) . In no instance shall an initial public offering of the Corporation’s Common Stock be deemed to constitute a Change in Control of the Corporation.
(h)“Code” shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.
(i)“Committee” shall, subject to the provisions of Section II(a) hereof, mean the Compensation Committee of the Board or such other Committee as the Board may appoint from time to time to administer the Plan, or the Board itself if no Compensation Committee or other appointed Committee exists.
(j)“Common Stock” shall mean the common stock of the Corporation, .001 par value per share, as authorized from time to time. At all times, the Common Stock made available for grants hereunder shall be “Service Recipient Stock” as defined in Treas. Reg. Section 1.409A-1(b)(5)(iii)(A) and the terms of this Plan and of any Award Agreement shall be deemed to be modified to the degree necessary to comply with this requirement.
(k)“Consultant” shall mean an individual who is in a Consulting Relationship with the Corporation or any Affiliate.

ANNEX A

(l)“Consulting Relationship” shall mean the relationship that exists between an individual and the Corporation (or any Affiliate) if (i) such individual or (ii) any entity of which such individual is an executive officer or owns a substantial equity interest has entered into a written consulting contract with the Corporation or any Affiliate and if, pursuant to such written consulting agreement, such individual or entity qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.
(m)“Corporation” shall mean Unique Fabricating, Inc., a Delaware corporation.
(n)“Disability” or “Disabled” shall have the same meaning as the term “permanent and total disability” under Section 22(e)(3) of the Code.
(o)“DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended.
(p)“Employee” shall mean an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Corporation or of any Affiliate.
(q)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
(r)“Executive” means an employee of the Corporation or of any Affiliate whose compensation is subject to the deduction limitations set forth under Code Section 162(m).
(s)“Fair Market Value” shall mean:
(i)In the event the Corporation’s Common Stock is publicly traded, the Fair Market Value of such Common Stock on a Trading Day shall mean the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over the counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or any comparable system or, if the Common Stock is not quoted on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Corporation for that purpose. In addition, for purposes of this definition, a “Trading Day” shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over the counter market, a business day during which the over the counter market was open for trading and at least one “eligible dealer” quoted both a bid and asked price for the Common Stock. An “eligible dealer” for any day shall include any broker dealer who quoted both a bid and asked price for such day, but shall not include any broker dealer who quoted only a bid or only an asked price for such day.
(ii)In the event the Corporation’s Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith pursuant to the requirements of Treas. Reg. Section 1.409A-1(b)(5)(iv)(B). The Committee shall determine the Fair Market Value of such Common Stock by reference to the most recent valuation performed by an appraiser or appraisers selected by the Corporation. If the most recent valuation performed by an appraiser or appraisers selected by the Corporation is more than twelve (12) months old, then the Committee shall select an appraiser or appraisers to perform an updated valuation. The appraiser or appraisers shall be independent of the Corporation and the Participant (or selling Stockholder as the case may be) and shall have at least 10 years’ experience in appraising businesses reasonably determined by such appraiser to be providing services in the industry in which the Corporation is engaged. The selection of the appraiser or appraisers by the Committee shall be final and binding on the parties. The Corporation shall pay the fees and expenses of the appraiser or appraisers.
(t)“Freestanding SAR” shall mean an SAR that is granted independently of any Option.
(u)“Good Reason” shall, with respect to a Participant (i) have the same meaning as “good reason” or similar term set forth in an employment contract entered into by and between the Participant and the Corporation or any Affiliate (but only to the extent such meaning or meanings satisfy the requirements for “good reason” as set forth under Treas. Reg. Section 1.409A-1(n)(2)(ii)) or, (ii) in the absence of any such contract or defined term, have the “safe-harbor” meaning set forth in such regulation section.
(v)“Incentive Stock Option” shall mean a stock option satisfying the requirements for tax-favored treatment under Section 422 of the Code and which is intended by the Committee to be treated as an incentive stock option under Code Section 422.
(w)“Non-Employee Director” shall mean a Director of the Corporation who is not an Employee.
(x)“Non-Qualified Option” shall mean a stock option which does not satisfy the requirements for, or which is not intended to be eligible for, tax-favored treatment under Section 422 of the Code.
(y)“Option” shall mean a right to purchase shares of Common Stock at a specified exercise price that is granted under Article V. An Option shall be either a Non-Qualified Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Options.

ANNEX A

(z)“Optionee” shall mean a Participant who is granted an Option under the terms of the Plan.
(aa)“Outside Directors” shall mean members of the Board of Directors of the Corporation who are classified as “outside directors” under Section 162(m) of the Code.
(ab)“Parent” shall mean a parent corporation of the Corporation within the meaning of Section 424(e) of the Code. However, a corporation that otherwise qualifies as a Parent will not be so defined if the Plan Award it grants with Common Stock will render the Common Stock not to be Service Recipient Stock (as defined in Section I(j) hereof).
(ac)“Participant” shall mean any Employee or other person granted a Plan Award under the Plan.
(ad)“Performance Share” shall mean a Plan Award granted pursuant to the provisions of Article VII hereof, which is similar to Restricted Stock, and which Award is based upon any performance factor established by the Committee, as set forth under such Section.
(ae)“Performance Unit” shall mean a Plan Award granted pursuant to the provisions of Article VIII hereof, which is similar to a Restricted Stock Unit, and which Award is based upon any performance factor established by the Committee, as set forth under such Section.
(af)“Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined under the instructions to use the Form S-8 Registration Statement under the Securities Act, or any other transferee specifically approved by the Committee after taking into account Applicable Law.
(ag)“Plan Award” shall mean an Option, Performance Share, Performance Unit, share of Restricted Stock, Restricted Stock Unit, Cash Incentive or Stock Appreciation Right granted pursuant to the terms of the Plan.
(ah)“Restricted Stock” shall mean a grant of one or more shares of Common Stock subject to certain restrictions as provided under Article VII hereof.
(ai)“Restricted Stock Unit” shall mean a right to receive one share of Common Stock at a date, and subject to any and all restrictions, set forth in the related Award Agreement, as provided in Article VIII hereof.
(aj)“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.
(ak)“Service” shall mean personal service performed for the Corporation or an Affiliate as an Employee, member of the Board or as a Consultant, as appropriate.
(al)“Stock Appreciation Right” or “SAR” shall mean a right, granted alone or in connection with a related Option, designated as an SAR, to receive a payment on the day the right is exercised, pursuant to the terms of Article VI hereof. Each SAR shall be denominated in terms of one share of Common Stock.
(am)“Substitute Award” shall mean a Plan Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.
(an)“Subsidiary” shall mean a subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code. However, a corporation that otherwise qualifies as a Subsidiary will not be so defined if the Plan Award it grants with Common Stock will render the Common Stock not to be Service Recipient Stock (as defined in Section I(j) hereof).
(ao)“Tandem SAR” shall mean an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a share of Common Stock under the related Option (and when a share of Common Stock is purchased under such Option, the Tandem SAR being similarly canceled).
(ap)“Termination of Consulting Relationship” shall mean the cessation, abridgment or termination of a Consultant’s Consulting Relationship with the Corporation or any Affiliate as a result of (i) the Consultant’s death or Disability or resignation, (ii) the cancellation, annulment, expiration, termination or breach of the written consulting contract between the Corporation (or any Affiliate) and the Consultant (or any other entity) giving rise to the Consulting Relationship or (iii) if the written consulting contract is not directly between the Corporation (or any Affiliate) and the Consultant, the Consultant’s termination of service with, or sale of all or substantially all of his equity interest in, the entity which has entered into the written consulting contract with the Corporation or Affiliate.
(aq)“Termination of Service” shall mean the termination of a person’s Service as a member of the Board, as an Employee or, in the case of a Consultant, his Termination of Consulting Relationship.

ANNEX A

II
ADMINISTRATION

(a)Committee. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an Outside Director, and an “independent director” under the rules of any national securities exchange or automated quotation system on which the shares of Common Stock are listed, quoted or traded; provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section II(a) or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Plan Awards granted to Non-Employee Directors (and, if the Committee does not consist solely of two or more Non-Employee Directors, Plan Awards granted to individuals subject to the provisions of Section 16 of the Exchange Act) and, with respect to such Plan Awards, the term “Committee” as used in the Plan shall be deemed to refer to the Board and (ii) the Board or Committee may delegate its authority hereunder to the extent permitted by Section II(f).
(b)Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement; provided that the rights or obligations of the Participant that is the subject of any such Award Agreement are not affected adversely by such amendment, unless the consent of the Participant is obtained or such amendment is otherwise explicitly permitted under the Plan. Any such Plan Award made under the Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any national securities exchange or automated quotation system on which the shares of Common Stock are listed, quoted or traded are required to be determined in the sole discretion of the Committee.
(c)Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Corporation or any Affiliate, the Corporation’s independent registered public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan.
(d)Authority of Committee. Subject to the Corporation’s By-Laws, the Committee’s charter and any provision set forth hereunder, the Committee has the exclusive power, authority and sole discretion to:
(i)Designate Participants to receive Plan Awards;
(ii)Determine the type or types of Plan Awards to be granted to Participants;
(iii)Determine the number of Plan Awards to be granted and the number of shares of Common Stock to which a Plan Award will relate;
(iv)Determine the terms and conditions of any Plan Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any restrictions or limitations on the Plan Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of a Plan Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on a Plan Award, based in each case on such considerations as the Committee in its sole discretion determines;
(v)Determine whether, to what extent, and pursuant to what circumstances a Plan Award may be settled in, or the exercise price of a Plan Award may be paid in cash, of shares of Common Stock, other Plan Awards, or other property, or a Plan Award may be canceled, forfeited, or surrendered;
(vi)Adjust performance factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code;
(vii)Prescribe the form of each Award Agreement, which need not be identical for each Participant;
(viii)Determine the Fair Market Value of Common Stock in good faith, if necessary;
(ix)Grant waivers of Plan or Plan Award conditions;

ANNEX A

(x)Correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Plan Award or any Award Agreement;
(xi)Determine whether a Plan Award has been earned;
(xii)Decide all other matters that must be determined in connection with a Plan Award;
(xiii)Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;
(xiv)Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement;
(xv)Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan; and
(xvi)Accelerate wholly or partially the vesting or lapse of restrictions of any Plan Award or portion thereof at any time after the grant of a Plan Award, subject to the terms and conditions set forth under Article X.
(e)Decisions Binding. The Committee’s interpretation of the Plan, any Plan Awards granted pursuant to the Plan and any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all persons. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Corporation to the Committee for review. Subject to the provisions of Section XI(m) and Article XVII, the resolution of such a dispute by the Committee shall be final and binding on the Corporation and the Participant.
(f)Delegation of Authority. To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Corporation or any Affiliate the authority to grant or amend Plan Awards or to take other administrative actions pursuant to this Article II; provided, however, that in no event shall an officer of the Corporation or any Affiliate be delegated the authority to grant awards to, or amend awards held by, the following individuals: (i) individuals who are subject to Section 16 of the Exchange Act, (ii) Executives, or (iii) officers of the Corporation (or directors) to whom authority to grant or amend Plan Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and other Applicable Law, to the extent applicable. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may, at any time, rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section II(f) shall serve in such capacity at the pleasure of the Board and the Committee.
(g)Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for a Plan Award to qualify as “performance-based compensation” under Section 162(m) of the Code the Committee shall include at least two persons who are Outside Directors and at least two (or a majority if more than two then serve on the Committee) such Outside Directors shall approve the grant of such Award and timely determine (as applicable) the performance period and any performance criteria upon which vesting or settlement of any portion of such Plan Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Plan Award at least two (or a majority if more than two then serve on the Committee) such Outside Directors then serving on the Committee shall determine and certify in writing the extent to which such performance criteria have been timely achieved and the extent to which cash or the shares of Common Stock subject to such Plan Award have thereby been earned. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code, and provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code, the Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Corporation or not within the reasonable control of the Corporation’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.
(h)Indemnification of the Committee. The Corporation shall bear all expenses of administering this Plan. The Corporation shall indemnify and hold harmless each person who is or shall have been a member of the Committee acting as administrator of the Plan, or any agent or person appointed or delegated by the Committee to perform any of its duties of such, against and from any cost, liability, loss or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any action, claim, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or not taken under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Corporation’s approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided he or she shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. Notwithstanding the foregoing, the Corporation shall not indemnify and hold harmless any such person if Applicable Law or the Corporation’s Certificate of Incorporation or By-laws prohibit such indemnification. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation’s Certificate of Incorporation or By-laws, any agreement, as a matter of law or otherwise, or under any other power that the Corporation may have to indemnify such person or hold him or her harmless. The provisions of the foregoing indemnity shall survive indefinitely the term of this Plan.

ANNEX A

III
SHARES AVAILABLE

(a)Number of Shares of Common Stock. Subject to the adjustments provided in Article X of the Plan, the aggregate number of shares of the Common Stock which may be granted for all purposes under the Plan shall be 83,333 shares of Common Stock. This number, and other share numbers set forth herein, do not represent the effect of the three for one stock split approved by the Board of Directors on October 14, 2014; upon the effectiveness of such stock split, the number of shares of Common Stock which may be granted for all purposes under the Plan shall be 250,000. Shares of Common Stock underlying Plan Awards and shares of Common Stock directly awarded hereunder (whether or not on a restricted basis) shall be counted against the limitation set forth in the immediately preceding sentence and may be reused to the extent that the related Plan Award to any individual is settled in cash, expires, is terminated unexercised, or is forfeited. To the extent that a Stock Appreciation Right related to an Option is exercised, such Option shall be deemed to have been exercised and vice versa. Common Stock granted to satisfy Plan Awards under the Plan may be authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation’s treasury or shares of Common Stock acquired on the open market.
(b)Substitute Awards. To the extent permitted by Applicable Law, Substitute Awards shall not reduce the number of shares of Common Stock authorized for grant under the Plan. Additionally, in the event that an entity acquired by the Corporation or any Affiliate or with which the Corporation or any Affiliate combines has shares available under a pre-existing plan approved by stockholders or equity holders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Plan Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for grant under the Plan; provided that Plan Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Corporation or its Affiliates immediately prior to such acquisition or combination.

ANNEX A

IV
ELIGIBILITY, ETC.

(a)Eligible Individuals. Any Employee of the Corporation or an Affiliate (including an entity that becomes an Affiliate after the adoption of this Plan), a member of the Board or the board of directors of an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) (whether or not such Board or board of directors member is an Employee), any Consultant to the Corporation or an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) and any entity which is a wholly-owned alter ego of such Employee, member of the Board or board of directors of an Affiliate or Consultant is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person or entity has contributed significantly or can be expected to contribute significantly to the profits or growth of the Corporation or any Affiliate or if it is otherwise in the best interest of the Corporation or any Affiliate for such person or entity to participate in this Plan. With respect to any Board member who is (i) designated or nominated to serve as a Board member by a stockholder of the Corporation and (ii) an employee of such stockholder of the Corporation, then, at the irrevocable election of the employing stockholder, the person or entity who shall be eligible to participate in this Plan on behalf of the service of the respective Board member shall be the employing stockholder (or one of its affiliates). To the extent such election is made, the respective Board member shall have no rights hereunder as a Participant with respect to such Board member’s participation in this Plan. A Plan Award may be granted to a person or entity who has been offered employment or service by the Corporation or an Affiliate and who would otherwise qualify as eligible to receive the Plan Award to the extent that person or entity commences employment or service with the Corporation or an Affiliate, provided that such person or entity may not receive any payment or exercise any right relating to the Plan Award, and the grant of the Plan Award will be contingent, until such person or entity has commenced employment or service with the Corporation or an Affiliate.
(b)Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan to the contrary, any Plan Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law and the Plan, Plan Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
(c)Foreign Participant. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws, rules, regulations or taxes in countries other than the United States in which the Corporation and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Affiliates shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Plan Award granted to individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications to be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Article III; and (v) take any action, before or after a Plan Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Plan Awards shall be granted, that would violate Applicable Law. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.
(d)Non-Employee Director Awards. The Committee may, in its discretion, provide that Plan Awards granted to Non-Employee Directors shall be granted pursuant to a written formula established by the Committee (the “Non-Employee Director Compensation Policy”), subject to the limitations of the Plan. The Non-Employee Director Compensation Policy shall set forth the type of Plan Award(s) to be granted to Non-Employee Directors, the number of shares of Common Stock to be subject to Non-Employee Director Plan Awards, the conditions on which such Plan Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Committee shall determine in its discretion. The Non-Employee Director Compensation Policy may be modified by the Committee from time to time in its discretion.

ANNEX A

V
STOCK OPTIONS
The Committee shall have the authority, in its discretion, to grant Incentive Stock Options or to grant Non-Qualified Stock Options or to grant both types of Options. Notwithstanding anything contained herein to the contrary, an Incentive Stock Option may be granted only to common law employees of the Corporation or of any Affiliate now existing or hereafter formed or acquired, and not to any director or officer who is not also such a common law employee. In order for an Option grant to satisfy the “performance-based compensation” exemption to the deduction limitation under Code Section 162(m), the maximum number of shares of Common Stock subject to Options which may be granted to any single Executive during any one calendar year, beginning with the year grants under the Plan first become subject to such deduction limitations, is 25,000. The terms and conditions of the Options shall be determined from time to time by the Committee; provided, however, that the Options granted under the Plan shall be subject to the following:
(a)Exercise Price. The Committee shall establish the exercise price at the time any Option is granted at such amount as the Committee shall determine; provided, however, that the exercise price for each share of Common Stock purchasable under (i) any Option which is intended to satisfy the performance-based compensation exemption to the deduction limitation under Section 162(m) of the Code, (ii) any Incentive Stock Option granted hereunder or (iii) any Option intended to satisfy the requirements of Treas. Reg. Section 1.409A-1(b)(5)(i)(A) shall at all times be not less than such amount as the Committee shall, in its best judgment, determine to be one hundred percent (100%) of the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns or, pursuant to Section 422(b)(6) of the Code and the regulations promulgated thereunder, is deemed to own shares of stock of the Corporation or of any Affiliate which possess more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Affiliate, the exercise price for each share of Common Stock shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock at the date the Option is granted. The exercise price of any Option will be subject to adjustment in accordance with the provisions of Section X of the Plan.
(b)Payment of Exercise Price. The exercise price per share of Common Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or pursuant to any of the other methods set forth in Section V(g) hereof, as determined by the Committee. Shares of Common Stock delivered to the Corporation in payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the date preceding the date of the exercise of the Option.
(c)Exercisability of Options. Except as provided in Section V(e) hereof, each Option shall be exercisable in whole or in installments, and at such time(s), and subject to the fulfillment of any conditions on, and to any limitations on, exercisability as may be determined by the Committee at the time of the grant of such Option. The right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.
(d)Expiration of Options. No Incentive Stock Option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of such Option; provided, however, in the case of an Incentive Stock Option granted to a person who, at the time such Option is granted, owns (or, pursuant to Section 422(b)(6) of the Code and the regulations promulgated thereunder, is deemed to own) shares of stock of the Corporation or of any Affiliate possessing more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Affiliate, such Option shall not be exercisable after the expiration of five (5) years from the date of grant of such Option.
(e)Exercise Upon Optionee’s Termination of Service. If the Service of an Optionee is terminated by the Optionee, the Corporation or any Affiliate for any reason other than death, any Incentive Stock Option granted to such Optionee may not be exercised later than three (3) months (one (1) year in the case of Termination of Service due to Disability) after the date of such Termination of Service. For purposes of determining whether any Optionee has incurred a Termination of Service, an Optionee who is both an Employee (or a Consultant) and a member of the Board shall (with respect to any Non-Qualified Option that may have been granted to him) be considered to have incurred a Termination of Service only upon his Termination of Service both as an employee (or as a Consultant) and as a member of the Board. Furthermore, except as otherwise may be provided in, and only with respect to, a particular Plan Award, if an Optionee incurs a Termination of Service by the Corporation or by any Affiliate for Cause, then the Optionee shall, at the time of such Termination of Service, forfeit his rights to exercise any and all of the outstanding Option(s) theretofore granted to him.
(f)Maximum Amount of Incentive Stock Options. Each Plan Award under which Incentive Stock Options are granted shall provide that to the extent the sum of (i) the Fair Market Value of the shares of Common Stock (determined as of the date of the grant of the Option) subject to such Incentive Stock Option plus (ii) the Fair Market Values (determined as of the date(s) of grant of the option(s)) of all other shares of Common Stock subject to Incentive Stock Options granted to an Optionee by the Corporation or any Affiliate, which are exercisable for the first time by any person during any calendar year, exceed(s) one hundred thousand dollars ($100,000), such excess shares of Common Stock shall not be deemed to be purchasable pursuant to Incentive Stock Options. The terms of the immediately preceding sentence shall be applied by taking all options, whether or not granted under the Plan, into account in the order in which they are granted.

ANNEX A

(g)Procedures for Exercise of Option. The Committee may, in its sole discretion, establish procedures for an Optionee (i) to exercise an Option by payment of cash, (ii) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Option exercise price of the total number of shares of Common Stock to be acquired, (iii) to exercise all or a portion of an Option by delivering that number of shares of Common Stock already owned by the Optionee having a Fair Market Value which shall equal the Option exercise price for the portion exercised and, in cases where an Option is not exercised in its entirety, and subject to the requirements of the Code, to permit the Optionee to deliver the shares of Common Stock thus acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares of Common Stock in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares, (iv) delivery of a written or electronic notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of an Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Corporation in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Corporation upon settlement of such sale, (v) other form of legal consideration acceptable to the Committee, or (vi) any combination of the foregoing. The Committee shall also determine the methods by which shares of Common Stock shall be delivered or deemed to be delivered to Optionees. Notwithstanding any other provision of the Plan to the contrary, no Optionee who is a member of the Board or an “executive officer” of the Corporation within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Options granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Corporation or a loan arranged by the Corporation in violation of Section 13(k) of the Exchange Act, to the extent applicable. The Committee may, in its sole discretion, require that an exercise described under any one or more of the methods described under clause (iii) of the immediately preceding sentence (to the extent such exercise is, or is deemed to constitute, an exercise effected by the tendering of Common Stock) be consummated with Common Stock (i) held by the Optionee for at least six (6) months or (ii) acquired by the Optionee other than under the Plan or a similar program.
(h)Substitute Awards. Notwithstanding the foregoing provisions of this Article V to the contrary, but subject to the requirements of Sections 409A and 424 of the Code, in the case of an Option that is a Substitute Award, the exercise price per share of the shares of Common Stock subject to such Option may be less than the Fair Market Value per share on the date of grant of the Substitute Award; provided that the excess of: (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares of Common Stock subject to the Substitute Award, over (ii) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate Fair Market Value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such Fair Market Value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Corporation, over (y) the aggregate exercise price of such shares pursuant to the option of the acquired company or other entity for which the Substitute Award substitutes.

ANNEX A

VI
STOCK APPRECIATION RIGHTS

(a)Tandem Stock Appreciation Rights. The Committee shall have the authority to grant Stock Appreciation Rights in tandem with an Option at the time of the grant of the Option. Each such Tandem Stock Appreciation Right shall be subject to the same terms and conditions as the related Option, if any, and shall be exercisable only at such times and to such extent as the related Option is exercisable; provided, however, that a Tandem Stock Appreciation Right may be exercised only when the Fair Market Value of the Common Stock exceeds the exercise price of the related Option. A Tandem Stock Appreciation Right shall entitle the Optionee to surrender to the Corporation unexercised the related Option, or any portion thereof, and, except as provided below, to receive from the Corporation in exchange therefor that number of shares of Common Stock equal in value to the excess of the Fair Market Value of one share of the Common Stock of the Corporation on the Trading Day preceding the surrender of such Option over the exercise price per share of Common Stock multiplied by the number of shares of Common Stock provided for under the Option, or portion thereof, which is surrendered; provided, however, that no fractional shares of Common Stock shall be issued by reason thereof (cash being delivered to the Participant in lieu of such fractional shares). The number of shares of Common Stock which may be received pursuant to the exercise of a Tandem Stock Appreciation Right may not exceed the number of shares of Common Stock provided for under the Option, or portion thereof, which is surrendered. The Committee shall have the right, in its sole discretion, to require a Participant to receive cash in whole or in part in settlement of a Tandem Stock Appreciation Right. Within thirty (30) days following the receipt by the Committee of a request by the Participant to receive cash in whole or in part in settlement of a Tandem Stock Appreciation Right, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such a request. A request to receive cash in whole or in part in settlement of a Tandem Stock Appreciation Right may provide that, to the extent that the Committee shall disapprove such request, such request shall be deemed to be an exercise of such Tandem Stock Appreciation Right for shares of Common Stock. Each Tandem SAR shall comply with the requirements of Treas. Reg. Section 1.409A-1(b)(5)(i)(B).
(b)Freestanding Stock Appreciation Rights. The Committee also shall have the authority to grant Stock Appreciation Rights unrelated to any Option that may be granted hereunder. Each such Freestanding Stock Appreciation Right shall be subject to such terms and conditions as determined by the Committee. Freestanding Stock Appreciation Rights shall entitle the Participant to surrender to the Corporation a portion or all of such rights and, except as provided below, to receive from the Corporation in exchange therefor that number of shares of Common Stock (or cash, as provided below) equal in value to the excess of the Fair Market Value of one share of the Common Stock of the Corporation on the Trading Day preceding the surrender of such Freestanding Stock Appreciation Rights over the Fair Market Value per share of Common Stock (determined as of the date the Stock Appreciation Right was granted) multiplied by the number of Freestanding Stock Appreciation Rights which are surrendered; provided, however, that no fractional shares of Common Stock shall be issued by reason thereof (cash being delivered to the Participant in lieu of such fractional shares). The Committee shall have the right, in its sole discretion, to require a Participant to receive cash in whole or in part in settlement of a Stock Appreciation Right. Within thirty (30) days following the receipt by the Committee of a request by the Participant to receive cash in whole or in part in settlement of a Stock Appreciation Right, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such a request. A request to receive cash in whole or in part in settlement of a Stock Appreciation Right may provide that, to the extent that the Committee shall disapprove such request, such request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock. Each Freestanding Stock Appreciation shall comply with the requirements of Treas. Reg. Section 1.409A-1(b)(5)(i)(B).
(c)Exercise of Stock Appreciation Rights. The exercisability of a Plan Award granted under this Article VI shall be determined as set forth in any agreement executed by the Corporation and such Participant hereunder. For purposes of determining whether a Participant has incurred a Termination of Service (in the context of determining the non-forfeitability of his Stock Appreciation Rights), a Participant who is both an Employee (or a Consultant) and a member of the Board shall be considered to have incurred a Termination of Service only upon his Termination of Service both as an Employee (or as a Consultant) and as a member of the Board. Except as otherwise may be provided in, and only with respect to, a particular Plan Award, if the Participant incurs an involuntary Termination of Service for Cause, then the Participant shall, at the time of such Termination of Service, forfeit his rights to exercise any and all of the outstanding Plan Awards granted under this Article VI.
(d)Limitation on Number of Stock Appreciation Rights. In order for a grant of Stock Appreciation Rights to satisfy the “performance-based compensation” exemption under Code Section 162(m), the maximum number of Stock Appreciation Rights that may be granted to any Executive during one calendar year, beginning with the year grants under the Plan first become subject to such deduction limitations, is 25,000.

ANNEX A

VII
RESTRICTED STOCK AND PERFORMANCE SHARES

The Committee shall have the authority to grant shares of Restricted Stock and/or Performance Shares either separately or in combination with other Plan Awards. The terms and conditions of Performance Shares and shares of Restricted Stock shall be determined from time to time by the Committee, without limitation, except as otherwise provided in the Plan; provided, that in order for a grant of shares of Restricted Stock or Performance Shares to satisfy the “performance-based compensation” exemption under Code Section 162(m), beginning with the year the deduction limitations under such Code Section first become applicable to grants of Plan Awards under the Plan, the maximum Fair Market Value of shares of Restricted Stock or Performance Shares which may vest with respect to any single Executive during any one calendar year is $2,000,000. Furthermore:
(a)Services Rendered. Each such Award of Performance Shares and of Restricted Stock shall be granted for Services rendered; provided, however, that, with regard to Common Stock-based Plan Awards, the value of the Services performed must equal or exceed the par value of such shares of Common Stock to be granted to the Participant.
(b)Duration of Performance or Restricted Period; Satisfaction of Conditions. The duration of the performance or restricted period and the condition or conditions upon which (i) such restrictions will lapse (and upon which the restricted period will end), (ii) the performance goals will be deemed to have been satisfied and (iii) such Plan Awards will be paid or distributed shall, except as otherwise provided herein, be determined by the Committee at the time each such grant is made and will be set forth under the subject Award Agreement. More than one grant may be outstanding at any one time, and performance or restricted periods may be of different lengths.
(c)Restricted Stock. Shares of Common Stock granted in the form of Restricted Stock shall be registered in the name of the Participant and, together with a stock power endorsed by the Participant in blank, deposited with the Corporation at the time the Plan Award is granted. With respect to such Restricted Stock, the Participant shall generally have the rights and privileges of a stockholder of the Corporation as to such shares, except that the following restrictions shall apply: (i) the Participant shall not be entitled to delivery of a certificate until the expiration or termination of the restricted period; (ii) none of the shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the restricted period; and (iii) all of the shares of Restricted Stock shall be forfeited by the Participant without further obligation on the part of the Corporation as set forth in the following provisions of this Section VII(c). Cash and stock dividends and distributions with respect to the Restricted Stock will be withheld by the Corporation for the Participant’s account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as may be determined by the Committee. All cash or stock dividends and distributions so withheld by the Corporation shall initially be subject to forfeiture, but shall become non-forfeitable and payable at the same times, and at the same rate, as determined with respect to the lapse of restrictions on the underlying Restricted Stock. Upon the forfeiture of any shares of Restricted Stock, such forfeited shares of Common Stock (and any dividends and distributions set aside thereon) shall be transferred to the Corporation without further action by the Participant. Upon the expiration or termination of the restricted period, the restrictions imposed on the appropriate shares of Restricted Stock shall lapse and a stock certificate for the number of shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law or by any applicable agreement, to the Participant. A Participant who files an election with the Internal Revenue Service to include the fair market value of any Restricted Stock in gross income while they are still subject to restrictions shall promptly furnish the Corporation with a copy of such election together with the amount of any federal, state, local or other taxes that may be required to be withheld to enable the Corporation to claim an income tax deduction with respect to such election.
(d)Performance Shares. For purposes of this Article VII, Performance Shares shall be substantially identical to shares of Restricted Stock except that the vesting of such Performance Shares will be based solely upon the attainment of one or more performance targets, as further described below.
(e)Performance Goal(s). In order to satisfy the requirements of Section 162(m) of the Code (to the extent such requirements are applicable), the performance goal(s) to be used for purposes of grants to Executives (the attainment of the performance target(s) referenced in Section VII(f) related to such performance goal(s) determining the number of Performance Shares or shares of Restricted Stock that become vested under the Plan) shall be as set forth in Appendix “A” hereto, unless and until the Committee proposes for stockholder vote a change in such general performance measures.
(f)Performance Targets. At the time of each grant, the Committee shall establish (subject to the provisions of Section VII(e) hereof) specific performance targets (to be satisfied during the performance period) and/or periods of service to which the vesting of Performance Shares and shares of Restricted Stock shall be subject. The Committee may also establish a relationship between performance targets and the number of Performance Shares and shares of Restricted Stock which shall become vested. Furthermore, the Committee also may establish a relationship between performance results other than the targets and the number of Performance Shares and shares of Restricted Stock which shall become vested. The Committee shall determine the measures of performance to be used in determining the extent to which restrictions on shares of Restricted Stock and Performance Shares shall lapse. Performance measures and targets may vary among grants, but once established for a grant may not be modified with respect to that grant except to the extent required by application of Article X and provided that the Committee may, in its

ANNEX A

sole discretion, make such adjustments as it may deem necessary or advisable in the event of material changes in the criteria used for establishing performance targets which would result in the dilution or enlargement of a Participant’s award outside the goals intended by the Committee at the time of the grant of the Plan Award. The performance targets must be established in writing (i) at the time of the grant of the Plan Award or (ii) no later than the earlier of (x) 90 days after the beginning of the performance period to which they relate or (y) before the lapse of 25% of the performance period to which they relate. Whether or not the performance targets are attained must be uncertain at the time that they are established and whether or not the performance targets are achieved must be able to be determined by an unrelated third party with knowledge of the relevant facts.
(g)Termination of Service. If the Participant (i) voluntarily causes himself to incur a Termination of Service for Good Reason or with the written consent of the Committee, (ii) dies or becomes Disabled or (iii) suffers an involuntary Termination of Service with the Corporation or with any Affiliate for reasons other than Cause, the Plan Award earned (or which becomes vested and nonforfeitable) under this Section with respect to any outstanding Performance Shares and shares of Restricted Stock shall be determined in any agreement executed by such Participant hereunder. For purposes of the immediately preceding sentence, any Participant who is both an Employee (or a Consultant) and a member of the Board will be considered to have incurred a Termination of Service only upon his Termination of Service both as an Employee (or as a Consultant) and as a member of the Board. Except as otherwise may be provided in, and only with respect to, a particular Plan Award, if the Participant incurs a Termination of Service for Cause, all Plan Awards granted under this Section VII and subject to restrictions shall be immediately forfeited. In such case, the Corporation shall have the right to complete the blank stock power with respect to shares of Restricted Stock and Performance Shares and transfer the same to the Corporation’s treasury.

ANNEX A

VIII
RESTRICTED STOCK UNITS AND PERFORMANCE UNITS
The Committee shall have the authority to grant Restricted Stock Units and/or Performance Units either separately or in combination with other Plan Awards. The terms and conditions of Restricted Stock Units and Performance Units shall be determined from time to time by the Committee, without limitation, except as otherwise provided in the Plan; provided, that in order for a grant of Restricted Stock Units or Performance Units to satisfy the “performance-based compensation” exemption under Code Section 162(m), beginning with the year the deduction limitations under such Code Section first become applicable to grants of Plan Awards under the Plan, the maximum Fair Market Value of shares of Common Stock underlying Restricted Stock Units or Performance Units that may be distributed to any single Executive during any one calendar year is $2,000,000. Furthermore:
(a)Services Rendered. Each such Plan Award shall be granted for Services rendered; provided, however, that, with regard to Common Stock-based Plan Awards, the value of the Services performed must equal or exceed the par value of such shares of Common Stock to be granted to the Participant.
(b)Duration of Performance or Restricted Period; Satisfaction of Conditions. The duration of the performance or restricted period and the condition or conditions upon which (i) such restrictions will lapse (and upon which the restricted period will end), (ii) the performance goals will be deemed to have been satisfied and (iii) such Plan Awards will be paid or distributed shall, except as otherwise provided herein, be determined by the Committee at the time each such grant is made and will be set forth under the subject Award Agreement. More than one grant may be outstanding at any one time, and performance or restricted periods may be of different lengths.
(c)Restricted Stock Units. The Committee may grant one or more Restricted Stock Units to a Participant. Such Restricted Stock Units shall vest pursuant to the vesting schedule set forth in the related Award Agreement and the shares of Common Stock underlying vested Restricted Stock Units will be distributed to the Participant on the date(s), or upon the event(s), set forth in the related Award Agreement in the amount of one share of Common Stock for each vested Restricted Stock Unit. At the time of distribution, a stock certificate for such number of shares of Common Stock shall be delivered to the Participant free of all restrictions (except any restrictions that may be imposed (i) under the Award Agreement, (ii) by law, or (iii) by any applicable agreement).
(d)Performance Units. For purposes of this Article VIII, Performance Units shall be substantially identical to shares of Restricted Stock Units except that the vesting of such Performance Units will be based solely upon the attainment of one or more performance targets, as further described below.
(e)Performance Goal(s). In order to satisfy the requirements of Section 162(m) of the Code (to the extent such requirements are applicable), the performance goal(s) to be used for purposes of grants to Executives (the attainment of the performance target(s) referenced in Section VIII(f) related to such performance goal(s) determining the number of Performance Units or Restricted Stock Units that become vested under the Plan) shall be as set forth in Appendix “A” hereto, unless and until the Committee proposes for stockholder vote a change in such general performance measures.
(f)Performance Targets. At the time of each grant, the Committee shall establish (subject to the provisions of Section VIII(e) hereof) specific performance targets (to be satisfied during the performance period) and/or periods of service to which the vesting of Performance Units and Restricted Stock Units shall be conditioned. The Committee may also establish a relationship between performance targets and the number of Performance Units and Restricted Stock Units which shall be earned. Furthermore, the Committee also may establish a relationship between performance results other than the targets and the number of Restricted Stock Units and the number or value of Performance Units which shall be earned. The Committee shall determine the measures of performance to be used in determining the extent to which restrictions on Restricted Stock Units or Performance Units shall lapse. Performance measures and targets may vary among grants, but once established for a grant may not be modified with respect to that grant except to the extent required by application of Article X and provided that the Committee may, in its sole discretion, make such adjustments as it may deem necessary or advisable in the event of material changes in the criteria used for establishing performance targets which would result in the dilution or enlargement of a Participant’s award outside the goals intended by the Committee at the time of the grant of the Plan Award. The performance targets must be established in writing (i) at the time of the grant of the Plan Award or (ii) no later than the earlier of (x) 90 days after the beginning of the performance period to which they relate or (y) before the lapse of 25% of the performance period to which they relate. Whether or not the performance targets are attained must be uncertain at the time that they are established and whether or not the performance targets are achieved must be able to be determined by an unrelated third party with knowledge of the relevant facts.
(g)Dividend or Interest Equivalents for Restricted Stock Units and Performance Units. The Committee may provide that amounts equivalent to dividends, distributions or interest shall be payable with respect to Restricted Stock Units or Performance Units held in the Participant’s performance account. Such amounts shall be credited to the performance account, and shall be payable to the Participant in cash or in Common Stock, as set forth under the terms of the subject Plan Award, at such time as the Restricted Stock Units or Performance Units are earned. The Committee further may provide that amounts equivalent to interest, dividends or distributions held in the performance accounts shall be credited to such accounts on a periodic or other basis.
(h)Termination of Service. If the Participant (i) voluntarily causes himself to incur a Termination of Service for Good Reason or with the written consent of the Committee, (ii) dies or becomes Disabled or (iii) suffers an involuntary

ANNEX A

Termination of Service with the Corporation or with any Affiliate for reasons other than Cause, the Plan Award earned (or which becomes vested and nonforfeitable) under this Section with respect to any outstanding Restricted Stock Units, Performance Units or interest, dividend or distributions equivalents shall be determined in any agreement executed by such Participant hereunder. For purposes of the immediately preceding sentence, any Participant who is both an Employee (or a Consultant) and a member of the Board will be considered to have incurred a Termination of Service only upon his Termination of Service both as an Employee (or as a Consultant) and as a member of the Board. Except as otherwise may be provided in, and only with respect to, a particular Plan Award, if the Participant incurs a Termination of Service for Cause, all Plan Awards granted under this Section VIII and subject to restrictions shall be immediately forfeited.

ANNEX A

IX
CASH INCENTIVES

The Committee shall have the authority to grant Cash Incentives either separately or in combination with other Plan Awards. The terms and conditions of Cash Incentives shall be determined from time to time by the Committee, without limitation, except as otherwise provided in the Plan, provided, that in order for a grant of Cash Incentives to satisfy the “performance-based compensation” exemption under Code Section 162(m), beginning with the year the deduction limitations under such Code Section first become applicable to grants of Plan Awards under the Plan, the maximum dollar amount of Cash Incentives that may be paid to any single Executive during any one calendar year is $2,000,000. Furthermore:
(a)Services Rendered. Each such Plan Award shall be granted for Services rendered.
(b)Duration of Performance or Restricted Period; Satisfaction of Conditions. The duration of the performance or restricted period and the condition or conditions upon which (i) such restrictions will lapse (and upon which the restricted period will end), upon which (ii) the performance goals will be deemed to have been satisfied and (iii) such Plan Awards will be paid or distributed shall, except as otherwise provided herein, be determined by the Committee at the time each such grant is made and will be set forth under the subject Award Agreement. More than one grant may be outstanding at any one time, and performance or restricted periods may be of different lengths.
(c)Cash Incentives. The Committee may grant Cash Incentive awards to one or more Participants, which provide that the recipients will receive cash payments (of either a fixed dollar amount or an amount determined by formula) at a specified time in the future based upon the attainment of certain vesting requirements one or more annual or multi-year performance goals, as further described below. Except as may be provided in an Award Agreement with respect to a particular Participant, any Cash Incentives earned during a performance period shall be paid in cash within 2½ months after the end of the performance period to which such Plan Award relates.
(d)Performance Goal(s). In order to satisfy the requirements of Section 162(m) of the Code (to the extent such requirements are applicable), the performance goal(s) to be used for purposes of grants to Executives (the attainment of the performance target(s) referenced in Section IX(e) related to such performance goal(s) determining the amount of Cash Incentives) shall be as set forth in Appendix “A” hereto, unless and until the Committee proposes for stockholder vote a change in such general performance measures.
(e)Performance Targets. At the time of each grant, the Committee shall establish (subject to the provisions of Section IX(d) hereof) specific performance targets (to be satisfied during the performance period) and/or periods of service to which the vesting of Cash Incentives shall be conditioned. The Committee may also establish a relationship between performance targets and the amount of Cash Incentives which shall be earned. Furthermore, the Committee also may establish a relationship between performance results other than the targets and the amount of Cash Incentives which shall be earned. The Committee shall determine the measures of performance to be used in determining the extent to which Cash Incentives are earned. Performance measures and targets may vary among grants, but once established for a grant may not be modified with respect to that grant except to the extent required by application of Article X and provided that the Committee may, in its sole discretion, make such adjustments as it may deem necessary or advisable in the event of material changes in the criteria used for establishing performance targets which would result in the dilution or enlargement of a Participant’s award outside the goals intended by the Committee at the time of the grant of the Plan Award. The performance targets must be established in writing (i) at the time of the grant of the Plan Award or (ii) no later than the earlier of (x) 90 days after the beginning of the performance period to which they relate or (y) before the lapse of 25% of the performance period to which they related. Whether or not the performance targets are attained must be uncertain at the time that they are established and whether or not the performance targets are achieved must be able to be determined by an unrelated third party with knowledge of the relevant facts.
(f)Termination of Service. If the Participant (i) voluntarily causes himself to incur a Termination of Service for Good Reason or with the written consent of the Committee, (ii) dies or becomes Disabled or (iii) suffers an involuntary Termination of Service with the Corporation or with any Affiliate for reasons other than Cause, the Plan Award earned (or which becomes vested and nonforfeitable) under this Section with respect to any outstanding Cash Incentives shall be determined in any agreement executed by such Participant hereunder. For purposes of the immediately preceding sentence, any Participant who is both an Employee (or a Consultant) and a member of the Board will be considered to have incurred a Termination of Service only upon his Termination of Service both as an Employee (or as a Consultant) and as a member of the Board. Except as otherwise may be provided in, and only with respect to, a particular Plan Award, if the Participant incurs a Termination of Service for Cause, all Plan Awards granted under this Section VII and subject to restrictions shall be immediately forfeited.

ANNEX A

X
ADJUSTMENT OF SHARES; MERGER OR
CONSOLIDATION, ETC. OF THE CORPORATION

(a)Recapitalization, Etc. In the event there is any change in the number of the outstanding shares of Common Stock of the Corporation by reason of any reorganization, recapitalization, reincorporation, stock split, stock dividend, combination of shares or otherwise, or in the case of the payment of an extraordinary dividend as defined in Section 1059(c) of the Code, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to any Option, Stock Appreciation Right, grant of Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit award, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted. Notwithstanding the foregoing, (i) each such adjustment shall comply with the requirements of Treas. Reg. Section 1.409A-1(b)(5)(v), (ii) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (iii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.
(b)Merger, Consolidation, Change in Control of the Corporation or Sale of Assets.
Upon:
(i)the merger or consolidation of the Corporation with or into another corporation (pursuant to which the stockholders of the Corporation immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in shares of voting securities of the corporation surviving such merger or consolidation having at least a majority of the combined voting power of such corporation’s then outstanding securities), if the agreement of merger or consolidation does not provide for:
(1)the continuance of the Options, Stock Appreciation Rights, Restricted Stock Units, Performance Units, shares of Restricted Stock, Performance Shares and/or Cash Incentives granted hereunder; or
(2)the substitution of new cash incentives, options, stock appreciation rights, restricted stock units, performance units, shares of restricted stock and/or performance shares for Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, Performance Units, shares of Restricted Stock or Performance Shares granted hereunder, or for the assumption of the same by the surviving corporation;
(ii)the dissolution, liquidation, or sale of all or substantially all the assets of the Corporation to a person who is (A) not an “Affiliate” or “Associate” (as defined under Section 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of the Corporation or to (B) a direct or indirect owner of a majority of the voting power of the Corporation’s then outstanding voting securities (such sale of assets being referred to as an “Asset Sale”), or
(iii)the Change in Control of the Corporation, if after such Change in Control of the Corporation this Plan (or another plan of the Corporation or of a successor to the Corporation) does not provide for (1) the continuance of the Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, Performance Units, shares of Restricted Stock and/or Performance Shares granted hereunder or (2) the substitution of new cash incentives, options, stock appreciation rights, restricted stock units, shares of restricted stock, performance units or performance shares for Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, shares of Restricted Stock, Performance Shares or Performance Units granted hereunder, or for the assumption of the same by the surviving corporation,
Then, (A) with respect to such Options and Stock Appreciation Rights, the holder of any such Option or Stock Appreciation Right theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation to exercise such Option(s) or Stock Appreciation Right(s) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such Option(s) or Stock Appreciation Right(s), (B) all restrictions regarding transferability and forfeiture on shares of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units shall be removed immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation (and the shares of Common Stock underlying any such Restricted Stock Units and Performance Units shall be immediately distributed to the applicable Participants) and (C) the outstanding amount of Cash Incentives, to the extent vested and earned, shall immediately be paid to the Participant; provided that all conditions precedent to (x) the exercise of such Option(s) or Stock Appreciation Right(s), (y) the transferability of such shares of Restricted Stock or Performance Shares and the vesting of Restricted Stock Units and Performance Units and (z) the payment of such Cash Incentives, other than the passage of time, have occurred.
The Corporation, to the extent practicable, shall give advance notice to affected Optionees and holders of Stock Appreciation Rights of any such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation. Unless otherwise provided in the subject Award Agreement or merger, consolidation or Asset Sale agreement, all such Options and Stock Appreciation Rights which are not so exercised shall be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation or Asset Sale (but not in the case of a Change in Control of the Corporation). In the event the Corporation becomes a

ANNEX A

subsidiary of another corporation (the “New Parent Corporation”) with respect to which the stockholders of the Corporation (as determined immediately before such transaction) own, immediately after such transaction, a beneficial interest in shares of voting securities of the New Parent Corporation having at least a majority of the combined voting power of such New Parent Corporation’s then outstanding securities, there shall be substituted for Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, shares of Restricted Stock, Performance Shares and Performance Units granted hereunder, (i) cash incentives and (ii) options to purchase, stock appreciation rights issued with respect to, restricted stock units (and performance units) related to shares of the New Parent Corporation and restricted shares of common stock (and performance shares) of the New Parent Corporation. The substitution described in the immediately preceding sentence shall be effected in a manner such that any option granted by the New Parent Corporation (i) shall comply with Treas. Reg. Section 1.409A-1(b)(5)(v) and (ii) which is intended to replace an Incentive Stock Option granted hereunder shall satisfy the requirements of Section 422 of the Code.
(c)Effect of Merger or Consolidation on Performance-Based Plan Awards, Etc. Notwithstanding the above, as of the effective date of any merger, consolidation, dissolution, liquidation or Asset Sale described in subsection (b), above, no Participant shall earn any additional performance-based Plan Award or dividend or interest equivalent under the Plan. Furthermore, if the value of any such Plan Award cannot be determined as of such date because such Plan Award is conditioned upon the future financial performance of the Corporation, such Plan Award (including any applicable dividend or interest equivalents) shall, unless otherwise provided in the subject Award Agreement, be prorated based upon the assumption that such performance criteria have been satisfied at the target level. Except as provided in Section X(b), any Plan Award payable after the date of the merger, consolidation, dissolution, liquidation or Asset Sale shall be paid in cash (unless the appropriate merger, consolidation or Asset Sale agreement provides otherwise) as of the date such Plan Award originally was to have been paid, or as of such earlier date as may be determined by the Corporation or its successor but subject to the provisions of Section 409A of the Code and the regulations promulgated thereunder.

ANNEX A

XI
MISCELLANEOUS PROVISIONS

(a)Administrative Procedures. The Committee may establish any procedures determined by it to be appropriate in discharging its responsibilities under the Plan. All actions and decisions of the Committee shall be final.
(b)Assignment or Transfer. Except as provided in Article XII, no grant or award of any Plan Award or any rights or interests therein shall be assignable or transferable by a Participant except by will or the laws of descent and distribution or pursuant to a DRO. During the lifetime of a Participant, Incentive Stock Options granted hereunder shall be exercisable only by the Participant.
(c)Investment Representation. In the case of Plan Awards paid in shares of Common Stock or other securities, or, with respect to shares of Common Stock received pursuant to the exercise of an Option or a Stock Appreciation Right, or upon the payment upon any Plan Award, the Committee may require, as a condition of receiving such securities, that the Participant furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act, to deliver such securities in compliance with the provisions of the Securities Act.
(d)Withholding Taxes. The Corporation (or the appropriate Affiliate) shall have the right to deduct and withhold from all payments hereunder the minimum statutory required federal, state, local or foreign taxes due to be withheld with respect to such payments. In the case of the issuance or distribution of Common Stock or other securities hereunder, either directly or upon the exercise of or payment upon any Plan Award, the Corporation, as a condition of such issuance or distribution, may require the payment (through withholding from the Participant’s salary, reduction of the number of shares of Common Stock or other securities to be issued, or otherwise) of any such taxes. Each Participant may satisfy the withholding obligations by paying to the Corporation (or the appropriate Affiliate) a cash amount equal to the amount required to be withheld or, subject to the Committee’s consent thereto, by tendering to the Corporation (or to the appropriate Affiliate) a number of shares of Common Stock having a Fair Market Value equivalent to such cash amount, or by use of the following procedure if approved in writing by the Committee: A procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise, vesting or payment upon an Option, Stock Appreciation Right or other grant of Plan Awards, as applicable. The Committee may, in its sole discretion, require that if any such withholding is effected by the tendering of Common Stock, such withholding shall be consummated with Common Stock (i) held by the Optionee for at least six months or (ii) acquired by the Optionee other than under the Plan or a similar program.
(e)Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Corporation and shall not be charged against any award nor to any person receiving a Plan Award.
(f)Funding of Plan. The Plan shall be unfunded. The Corporation (and the appropriate Affiliates) shall not be required to segregate any of their assets to assure the payment of any Plan Award under the Plan. Neither the Participants nor any other persons shall have any interest in any fund or in any specific asset or assets of the Corporation or any other entity by reason of any Plan Award, except to the extent expressly provided hereunder. The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Corporation and of the Affiliates.
(g)Other Incentive Plans. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for Employees or other service providers or any other person granted or eligible to be granted a Plan Award under the Plan.
(h)Severability. In case any provision of the Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.
(i)Payments Due Missing Persons. The Corporation shall make a reasonable effort to locate all persons entitled to benefits under the Plan other than Options and Stock Appreciation Rights (the “Benefits”); however, notwithstanding any provisions of the Plan to the contrary, if, after a period of one (1) year from the date such Benefits shall be due, any such persons entitled to Benefits have not been located, their rights under the Plan with respect to such Benefits shall stand suspended. Before this provision becomes operative, the Corporation shall send a certified letter to all such persons at their last known addresses advising them that their rights under the Plan shall be suspended. Subject to all applicable state laws, any such suspended Benefits shall be held by the Corporation for a period of one (1) additional year and thereafter such Benefits shall be forfeited and thereafter remain the property of the Corporation.
(j)Liability and Indemnification.
(i)Neither the Corporation nor any Affiliate shall be responsible in any way for any action or omission of the Committee or any other fiduciaries in the performance of their duties and obligations as set forth in the Plan. Furthermore, neither the Corporation nor any Affiliate shall be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel, provided that the Corporation and/or the appropriate Affiliate relied in good faith upon the action of such agent or the advice of such counsel.
(ii)Neither the Corporation, any Affiliate, the Committee, nor any agents, employees, officers, directors or shareholders of any of them, nor any other person shall have any liability or responsibility with respect to the Plan, except as expressly provided herein.

ANNEX A

(k)Incapacity. If the Committee shall receive evidence satisfactory to it that a person entitled to receive payment of, or exercise, any Plan Award is, at the time when such benefit becomes payable or exercisable, a minor, or is physically or mentally incompetent to receive or exercise such Plan Award and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Committee may make payment of such Plan Award otherwise payable to such person to (or permit such Plan Award to be exercised by) such other person or institution, including a custodian under a Uniform Gifts to Minors Act or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release by such other person or institution shall be a valid and complete discharge for the payment or exercise of such Plan Award.
(l)Cooperation of Parties. The Corporation, each Participant and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out the Plan or any of its provisions.
(m)Governing Law. All questions pertaining to the validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law. Subject to the provisions of Article XVII hereof, in the event that any person is compelled to bring a claim related to this Plan, to interpret or enforce the provisions of the Plan, to recover damages as a result of a breach of the terms of this Plan, or from any other cause (a “Claim”), such Claim must be processed in the manner set forth below:
(i)THE SOLE AND EXCLUSIVE METHOD TO RESOLVE ANY CLAIM IS ARBITRATION, AND THE CORPORATION AND EACH PARTICIPANT (INCLUDING FORMER PARTICIPANTS, BENEFICIARIES OF PARTICIPANTS OR FORMER PARTICIPANTS OR PERSONS ACTING FOR OR ON BEHALF THEREOF WAIVES THE RIGHT TO A JURY TRIAL OR COURT TRIAL. No Participant shall initiate or prosecute any lawsuit in any way related to any Claim covered by the terms of this Plan.
(ii)Any arbitration shall be binding and conducted before a single arbitrator in accordance with the then-current JAMS Arbitration Rules and Procedures for Employment Disputes or the appropriate governing body, as modified by the terms and conditions of this paragraph. Venue for any arbitration pursuant to this Plan will lie in the locality of the principal executive offices of the Corporation. The arbitrator will be selected by mutual agreement of the parties to such arbitration or, if the parties cannot agree, then by striking from a list of arbitrators supplied by JAMS or the appropriate governing body. The parties to the arbitration shall each pay an equal amount of the arbitrator’s fees and arbitration costs (recognizing that each party to the arbitration bears the cost of its own deposition(s), witness, expert and attorneys’ fees and other expenses as and to the same extent as if the matter were being heard in a court of law). Upon the conclusion of the arbitration hearing, the arbitrator shall issue a written opinion revealing, however briefly, the essential findings and conclusions upon which the arbitrator’s award is based. The award of the arbitrator shall be final and binding. Judgment upon any award may be entered in any court having jurisdiction thereof.
(n)Non-guarantee of Employment or Consulting Relationship. Nothing contained in the Plan shall be construed as a contract of employment (or as a consulting contract) between the Corporation (or any Affiliate), and any Employee or Participant, as a right of any Employee or Participant to be continued in the employ of (or in a Consulting Relationship with) the Corporation (or any Affiliate), or as a limitation on the right of the Corporation or any Affiliate to discharge any of its Employees (or Consultants), at any time, with or without cause (but subject to the terms of any applicable employment or consulting agreement).
(o)Notices. Each notice relating to the Plan shall be in writing and delivered in person, by recognized overnight courier or by certified or express mail to the proper address. Except as otherwise provided in any Award Agreement, or as the Committee or Corporation shall, in writing, notify applicable Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons, all notices to the Corporation or the Committee shall be addressed to it at 800 Standard Parkway, Auburn Hills, Michigan 48326 Attn: Chief Financial Officer. All notices to Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Committee’s records.
(p)Written Agreements. Each Plan Award shall be evidenced by a signed written agreement between the Corporation and the Participant containing the terms and conditions of the award.
(q)Section 409A of the Code.
(i)This Plan and the related Award Agreements (collectively, for purposes of this Section XI(q), the “Plan”) are intended to comply with the requirements of Section 409A of the Code (“Section 409A”). Payments of Non-Qualified Deferred Compensation (as such term is defined under Section 409A and the regulations promulgated thereunder) may only be made under this Plan to a Participant subject to the provisions of Section 409A upon an event and in a manner permitted by Section 409A. Any amounts payable solely on account of an involuntary separation from service of the Participant within the meaning of Section 409A shall be excludible from the requirements of Section 409A, either as involuntary separation pay (exempt from the provisions of Section 409A under Treas. Reg. Section 1.409A-1(b)(9)) or as short-term deferral amounts (as described in Treas. Reg. Section 1.409A-1(b)(4)), to the maximum possible extent. For purposes of Section 409A, the right to a series of installment payments under this Plan shall be treated as a right to a series of separate payments.
(ii)To the extent required by Section 409A, and notwithstanding any other provision of this Plan to the contrary, no payment of Non-Qualified Deferred Compensation will be provided to, or with respect to, a Participant on account of his separation from service until the first to occur of (i) the date of the Participant’s death or (ii) the date which is one

ANNEX A

day after the six (6) month anniversary of his separation from service, but in either case only if he is a “specified employee” (as defined under Section 409A(a)(2)(B)(i) of the Code and the regulations promulgated thereunder) in the year of his separation from service. Any payment that is delayed pursuant to the provisions of the immediately preceding sentence shall instead be paid in a lump sum promptly following the first to occur of the two dates specified in such immediately preceding sentence.
(iii)Any payment of Non-Qualified Deferred Compensation made pursuant to a voluntary or involuntary Termination of Service shall be withheld until the Participant (who is subject to the provisions of Section 409A) incurs both (i) a Termination of Service and (ii) a “separation from service” with the Corporation and all of the Affiliates, as such term is defined in Treas. Reg. Section 1.409A-1(h).
(iv)If a Participant subject to the provisions of Section 409A is permitted to elect to defer a Plan Award or any payment under a Plan Award, such election shall be made in accordance with the requirements of Code Section 409A. Each initial deferral election (an “Initial Deferral Election”) must be received by the Committee prior to the following dates or will have no effect whatsoever:
(a)Except as otherwise provided below or in Treas. Reg. Section 1.409A-2, the December 31 immediately preceding the year in which the compensation is earned;
(b)With respect to the first year of participation in the Plan, within 30 days of the beginning of such year;
(c)With respect to any annual or long-term incentive pay which qualifies as “performance-based compensation” within the meaning of Code Section 409A, by the date six (6) months prior to the end of the performance measurement period applicable to such incentive pay provided such additional requirements set forth in Code Section 409A are met;
(d)With respect to “fiscal year compensation” as defined under Code Section 409A, by the last day of the Corporation's fiscal year immediately preceding the year in which the fiscal year compensation is earned; or
(e)With respect to mid-year Plan Awards or other legally binding rights to a payment of compensation in a subsequent year that is subject to a forfeiture condition requiring the Participant’s continued service for a period of at least twelve (12) months, on or before the thirtieth (30th) day following the grant of such Plan Award, provided that the election is made at least twelve (12) months in advance of the earliest date at which the forfeiture condition could lapse.
The Committee may, in its sole discretion, permit such Participants to submit additional deferral elections in order to delay, but not to accelerate, a payment, or to change the form of payment of an amount of deferred compensation (a “Subsequent Deferral Election”), if, and only if, the following conditions are satisfied: (i) the Subsequent Deferral Election must not take effect until 12 months after the date on which it is made, (ii) in the case of a payment other than a payment attributable to the Participant's death, disability or an unforeseeable emergency (all within the meaning of Section 409A of the Code) the Subsequent Deferral Election further defers the payment for a period of not less than five years from the date such payment would otherwise have been made and (iii) the Subsequent Deferral Election is received by the Committee at least 12 months prior to the date the payment would otherwise have been made. In addition, such Participants may be further permitted to revise the form of payment they have elected, or the number of installments elected, provided that such revisions comply with the requirements of a Subsequent Deferral Election.
(v)To the extent the Plan provides that Non-Qualified Deferred Compensation can be paid, at the discretion of the Committee, during a certain period (e.g., 60 days) following a permissible payment event or trigger, and if the payment period spans two taxable years of a Participant, then such Non-Qualified Deferred Compensation shall be paid during the second of such taxable years
(vi)The preceding provisions of this Section XI(q) shall not be construed as a guarantee by the Corporation or by any Affiliate of any particular tax effect to the Participants under this Plan. The Corporation and its Affiliates shall not be liable to the Participants for any additional tax, penalty or interest imposed under Section 409A nor for reporting in good faith any payment made under this Plan as an amount includible in gross income under Section 409A.
(r)Listing, Registration, Etc. All shares of Common Stock issued pursuant to the terms of this Plan will be subject to the requirement that if at any time the Board determines, in its sole discretion, that it is necessary or desirable to list, register or qualify upon any national securities exchange or under any state or federal securities or other law or regulation, such shares of Common Stock, or that it is necessary or desirable to obtain the consent or approval of any governmental regulatory body, as a condition to or in connection with the issuance hereunder of Common Stock, the Common Stock may not be issued unless or until the listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board. The recipient of any shares of Common Stock must supply the Corporation with any certificates, representations and information as the Corporation reasonably requests, and must otherwise cooperate with the Corporation in obtaining or effecting any listing, registration, qualification, consent or approval the Board deems necessary or desirable. If the Corporation, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any shares of Common Stock vest, the Board may, in its sole discretion and without the holders’ consent, reduce that period on not less than 10 days’ written notice to the holders affected. Nothing contained herein will obligate

ANNEX A

the Corporation to list, register or qualify any shares of Common Stock or other securities upon any national securities exchange or otherwise or under any federal or state securities laws.
(s)Golden Parachute Restrictions. Notwithstanding any other provisions of this Plan to the contrary, if the receipt of any payments or benefits under this Plan would subject a Participant to tax under Code Section 4999, the Committee may determine whether some amount of payments or benefits would meet the definition of a “Reduced Amount.” If the Committee determines that there is a Reduced Amount, the total payments or benefits to the Participant under all Plan Awards must be reduced to such Reduced Amount, but not below zero. It is the intention of the Corporation and any such Participant to reduce the payments under this Plan only if the aggregate “Net After Tax Receipts” to such Participant would thereby be increased. If the Committee determines that the benefits and payments must be reduced to the Reduced Amount, the Corporation must promptly notify such Participant of that determination, with a copy of the detailed calculations by the Committee. All determinations of the Committee under this Section XI(s) shall be final, conclusive and binding upon the Corporation and any such Participant. As result of the uncertainty in the application of Code Section 4999 at the time of the initial determination by the Committee under this XI(s), however, it is possible that amounts will have been paid under the Plan to or for the benefit of a Participant which should not have been so paid (“Overpayment”) or that additional amounts which will not have been paid under the Plan to or for the benefit of a Participant could have been so paid (“Underpayment”), in each case consistent with the calculation of the Reduced Amount. If the Committee, based either upon the assertion of a deficiency by the Internal Revenue Service against the Corporation or a Participant, which the Committee believes has a high probability of success, or controlling precedent or other substantial authority, determines that an Overpayment has been made, any such Overpayment must be treated for all purposes as a loan, to the extent permitted by Applicable Law, which such Participant must repay to the Corporation together with interest at the applicable federal rate under Code Section 7872(f)(2); provided, however, that no such loan may be deemed to have been made and no amount shall be payable by a Participant to the Corporation if and to the extent such deemed loan and payment would not either reduce the amount on which the Participant is subject to tax under Code Sections 1, 3101 or 4999 or generate a refund of such taxes. If the Committee, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, the Committee must promptly notify the Corporation of the amount of the Underpayment, which then shall be paid promptly to the Participant but no later than the end of the Participant's taxable year next following the Participant’s taxable year in which the determination is made that the Underpayment has occurred. For purposes of this Section XI(s): (i) “Net After Tax Receipts” means the Present Value of a payment under this Plan net of all taxes imposed on Participant with respect thereto under Code Sections 1, 3101 and 4999, determined by applying the highest marginal rate under Code Section 1 which applies to the Participant's taxable income for the applicable taxable year; (ii) “Present Value” means the value determined in accordance with Code Section 280G(d)(4); and (iii) “Reduced Amount” means the smallest aggregate amount of all payments and benefits under this Plan which (x) is less than the sum of all payments and benefits under this Plan and (y) results in aggregate Net After Tax Receipts which are equal to or greater than the Net After Tax Receipts which would result if the aggregate payments and benefits under this Plan were any other amount less than the sum of all payments and benefits to be made under this Plan. If any payment or benefit is reduced under this Section XI(s), such reduction shall be made in the following order: (i) first, any future cash payments (if any) shall be reduced (if necessary, to zero); (ii) second, any current cash payments shall be reduced (if necessary, to zero); (iii) third, all non-cash payments (other than equity or equity derivative related payments) shall be reduced (if necessary, to zero); and (iv) fourth, all equity or equity derivative payments shall be reduced. Any necessary reduction in each subcategory shall first be applied to the latest scheduled payment in such subcategory and shall continue to the extent necessary until the most current payment is reduced or eliminated.
(t)Clawback of Payments.
(i)Compliance with Law. Notwithstanding any provision of this Plan to the contrary, each Participant’s benefits awarded or paid hereunder (including, but not limited to, payments of cash, equity underlying grants, and equity released from restrictions) may be subject to recoupment by the Corporation to the extent required (i) under the applicable requirements of Section 304 of the Sarbanes-Oxley Act of 2002 and/or Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (each as in effect from time to time, any applicable rules and regulations with respect thereto that are promulgated thereunder by the Securities and Exchange Commission and the exchange(s) and/or other trading facility(ies) on which any class of securities of the Corporation is traded) or (ii) by any other policy or rule adopted by the Board or the Corporation’s stockholders pursuant to a duly authorized vote. To the extent these recoupment rules apply to any Participant, but without in any way limiting the generality of the foregoing, the Participant’s Plan Awards shall be subject to recoupment under the Corporation’s clawback policy, as in effect from time to time (the “Clawback Policy”), to the extent provided therein. The Corporation intends, but the Corporation does not and cannot guarantee, that to the extent any payment under this Plan qualifies as non-qualified deferred compensation (as defined under Section 409A of the Code and the regulations promulgated thereunder) any recoupment required under this Section XI(t) shall either be exempt from Section 409A of the Code or comply with the applicable requirements of Section 409A of the Code regarding the prohibited acceleration of payments of deferred compensation.
(ii)Termination of Service for Cause.
(a)In the event of a Participant’s Termination of Service for Cause (or a voluntary Termination after the occurrence of an event that would be grounds for a Termination for Cause), the Company may at any time during the period commencing on the date of such Termination of Service and ending on the six (6)-month anniversary of such Termination repurchase from the Participant any shares of Common Stock previously acquired by

ANNEX A

the Participant through the exercise, grant or payment of an Award under the Plan at a repurchase price equal to the lesser of (i) the original purchase price or exercise price, as applicable (as appropriately adjusted to reflect stock splits, stock dividends, combinations of equity and other recapitalizations affecting the capital stock of the Company), if any, and (ii) Fair Market Value as of the date of the delivery of the notice described in Section 11(t)(ii)(b).
(b)If the Company elects to exercise the rights under Section 11(t)(ii)(a), the Company shall do so by delivering to the Participant a notice of such election, specifying the number of shares to be purchased and the closing date and time of such purchase. Such closing shall take place within thirty (30) days following such notice at the Company’s principal executive offices. At such closing, the Company shall pay the Participant the repurchase price as specified in this Section 11(t)(ii) in cash, by cancellation of indebtedness of the Participant, with a promissory note bearing interest at the prime rate, as published by the Wall Street Journal, or any combination of the foregoing. The Company will be entitled to receive customary representations and warranties from the Participant regarding the Common Stock being repurchased including, but not limited to, the representation that the Participant has good and marketable title to the Common Stock to be repurchased free and clear of all liens, claims and other encumbrances.
(c)All repurchases shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company’s and its Subsidiaries’ debt financing agreements. If any such restrictions prohibit the repurchase of Common Stock for cash, the Company shall have the right to deliver, as payment of the repurchase price, a subordinated note or notes payable in up to five equal annual installments beginning on the first anniversary of the repurchase closing and bearing an annual interest rate compounded annually equal to the applicable federal rate then in effect (provided that such notes shall accelerate and be payable in full once the Company is permitted to repurchase the Common Stock or repay such notes under the debt financing agreements or, if earlier, upon a Change of Control of the Company. Any such notes issued by the Company shall be subject to any restrictive covenants in debt financing agreements to which the Company is subject at the time of the repurchase closing. If any such restrictions prohibit the repurchase of Common Stock for such subordinated notes, then the time periods provided herein for repurchases shall be suspended, and the Company may make such repurchases as soon as it is permitted to do so under such restrictions.
(u)Lock-up Agreement. Each recipient of a Plan Award hereunder agrees, in connection with the registration with the Securities and Exchange Commission under the Securities Act of the public sale of the Corporation’s Common Stock, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any securities of the Corporation (other than those included in the registration) without the prior written consent of the Corporation or the underwriters of such public offer and sale, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Corporation or the underwriters, as the case may be, shall specify. Each such recipient agrees that the Corporation may instruct its transfer agent to place stop-transfer notations in its records to enforce this Section XI(u). Each such recipient agrees to execute such form of agreement reflecting the foregoing restrictions and such other restrictions as requested by the underwriters managing such offering.
(v)Certain Rules of Construction.
(i)The headings and subheadings set forth in this Plan are inserted for the convenience of reference only and are to be ignored in any construction of the terms set forth herein.
(ii)Wherever applicable, the neuter, feminine or masculine pronoun as used herein shall also include the masculine or feminine, as the case may be.
(iii)The words “hereof,” “herein,” “hereunder” and similar words refer to this Plan as a whole and not to any particular provision of this Plan; and any subsection, Section, Schedule, Appendix or Exhibit references are to this Plan unless otherwise specified.
(iv)The term “including” is not limiting and means “including without limitation.”
(v)References in this Plan to any statute or statutory provisions include a reference to such statute or statutory provisions as from time to time amended, modified, reenacted, extended, consolidated or replaced (whether before or after the date of this Plan) and to any subordinate legislation made from time to time under such statute or statutory provision.
(vi)References to this Plan or to any other document include a reference to this Plan or to such other document as varied, amended, modified, novated or supplemented from time to time.
(vii)References to “writing” or “written” include any non-transient means of representing or copying words legibly, including by facsimile or electronic mail.
(viii)References to “$” are to United States Dollars.
(ix)References to “%” are to percent.
(w)No Stockholder’s Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Plan Award until the Participant becomes the record owner of such shares of Common Stock. Without limiting the generality of the foregoing, no Participant will have any of the rights of a stockholder with respect to any shares of Common Stock until the shares of Common Stock are issued to the Participant. Subject to the other provisions of this Plan to the contrary, after shares of Common Stock are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such shares of Common Stock, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares of Common Stock;

ANNEX A

provided, that if such shares of Common Stock are Restricted Stock or Performance Shares, then any new, additional or different securities the Participant may become entitled to receive with respect to such shares of Common Stock by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Corporation will be subject to the same restrictions as the Restricted Stock or Performance Shares; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to shares of Common Stock that are forfeited or repurchased by the Corporation pursuant to this Plan or the Award Agreement.
(x)Paperless Administration. In the event that the Corporation establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Plan Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Plan Awards by a Participant may be permitted through the use of such an automated system.
(y)Compliance with Laws. The Plan, the granting and vesting of Plan Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Plan Awards granted or awarded hereunder are subject to compliance with all Applicable Laws (including but not limited to margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all Applicable Laws. To the extent permitted by Applicable Law, the Plan and Plan Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.
(z)Securities Law and Other Regulator/Compliance. A Plan Award will not be effective unless such Plan Award is in compliance with all applicable federal, state and foreign securities laws, rules and regulations of any governmental body, and the requirements of any national stock exchange or automated quotation system upon which the shares of Common Stock granted under such Plan Award may then be listed or quoted, as they are in effect on the date of grant of the Plan Award, on the date of exercise or other issuance or any other date while the Plan Award is oustanding. Notwithstanding any other provision in this Plan, the Corporation will have no obligation to issue or deliver certificates for shares of Common Stock under this Plan prior to: (i) obtaining any approvals from governmental agencies that the Corporation determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such shares of Common Stock under any state, federal or foreign law or ruling of any governmental body that the Corporation determines to be necessary or advisable. The Corporation will be under no obligation to register the shares of Common Stock with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, national stock exchange or automated quotation system, and the Corporation will have no liability for any inability or failure to do so. As a condition to the grant of any Plan Award, the Corporation may require each Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Corporation.

ANNEX A

XII
TRANSFERABILITY OF AWARDS

(a)In General. Except as otherwise provided in Section XII(b):
(i)No Plan Award may be sold, pledged, encumbered, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a DRO, unless and until such Plan Award has been exercised, or the shares of Common Stock underlying such Plan Award have been issued, and all restrictions, including without limitation risks of forfeiture, applicable to such shares of Common Stock have lapsed;
(ii)No Plan Award or interest or right therein shall be liable for or may be applied to pay, satisfy or settle the debts, contracts or engagements of a Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary, or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy or insolvency), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by [the preceding sentence]; Section XII(a)(i)? and
(iii)During the lifetime of a Participant, only such Participant may exercise a Plan Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO, and after the death of a Participant any exercisable portion of a Plan Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by Participant's personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.
(b)Permitted Transferees. Notwithstanding Section XII(a) hereof, the Committee may, in its sole discretion, determine to permit a Participant to transfer a Plan Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) a Plan Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) a Plan Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Plan Award as applicable to the original Participant (other than the ability to further transfer the Plan Award); (iii) any transfer of a Plan Award to a Permitted Transferee shall be without consideration; and (iv) the Participant and the Permitted Transferee shall execute any and all documents requested by the Committee, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer.
(c)Beneficiaries. Notwithstanding Section XII(a) hereof, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Plan Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If a Participant is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Participant’s spouse or domestic partner, as applicable, as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Plan Award shall not be effective without the prior written or electronic consent, in form and substance satisfactory to the Committee, of such Participant’s spouse or domestic partner. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided that the change or revocation is filed with the Committee prior to the Participant’s death.

ANNEX A

XIII
CONDITIONS TO ISSUANCE OF SHARES OF COMMON STOCK

(a)Delivery of Certificates. Notwithstanding anything herein to the contrary, the Corporation shall not be required to issue or deliver any certificates or make any book entries evidencing shares of Common Stock pursuant to the exercise of any Plan Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such shares of Common Stock is in compliance with Applicable Law and the shares of Common Stock are covered by an effective registration statement under the Securities Act or applicable exemption under the Securities Act from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Participant make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with Applicable Law as a condition to the issuance or exercise of any Plan Award.
(b)Stop-Transfer Orders. All stock certificates delivered pursuant to the Plan and all shares of Common Stock issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Applicable Law. The Committee may place legends on any stock certificate or book entry to reference restrictions applicable to the shares of Common Stock.
(c)Settlement of Plan Award. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Plan Award, including a window-period limitation, as may be imposed in the sole discretion of the Committee.
(d)Fractional Shares. No fractional shares of Common Stock shall be issued and the Committee shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock shall be eliminated by rounding down to the nearest whole share of Common Stock.
(e)Book Entry Stock. Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by Applicable Law, the Corporation shall not deliver to any Participant certificates evidencing shares of Common Stock issued in connection with any Plan Award and instead such shares of Common Stock shall be recorded in the books of the Corporation (or, as applicable, its transfer agent or stock plan administrator).

ANNEX A

XIV
AMENDMENT OR TERMINATION OF PLAN

The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the Plan at any time, provided that no amendment shall be made which shall increase the total number of shares of the Common Stock of the Corporation which may be issued and sold pursuant to Incentive Stock Options, reduce the minimum exercise price in the case of an Incentive Stock Option or modify the provisions of the Plan relating to eligibility with respect to Incentive Stock Options unless such amendment is made by or with the approval of the stockholders of the Corporation within 12 months of the effective date of such amendment, but only if such approval is required by Applicable Law. Furthermore, no amendment to the Plan may change (i) the maximum amount of Plan Awards that may be granted or paid on an annual basis or (ii) the exercise price of any options granted hereunder without the prior approval of the Corporation’s stockholders in the manner required under Section 162(m) of the Code; provided, however, that such stockholder consent is required only during such period that the deduction limitations under Code Section 162(m) apply to Plan Awards granted under the Plan. Lastly, any amendment or termination of the Plan shall be subject to all other Applicable Law. The Board of Directors of the Corporation shall also be authorized to amend the Plan and the Options granted thereunder to maintain qualification as Incentive Stock Options, if applicable. Except as otherwise provided herein, no amendment, suspension or termination of the Plan shall alter or impair any vested Plan Award previously granted under the Plan without the consent of the holder thereof.

ANNEX A

XV
STOCKHOLDER APPROVAL

Notwithstanding any provision of this Plan or any Award Agreement to the contrary, but only to the extent necessary to satisfy the performance-based compensation exception to the application of Section 162(m) of the Code or in order to satisfy any other Applicable Law, no Plan Award may be granted (or settled) in the absence of the timely approval of the Plan and/or the Plan Awards by that number of the owners of the Corporation’s outstanding shares of Common Stock required by Applicable Law to approve the Plan and/or such Plan Awards. Such approval must be obtained by a separate vote of the Corporation’s stockholders or by any other method allowed under the Applicable Law. Furthermore, to the extent permitted by Applicable Law, any one or more of the Corporation’s stockholders may delegate to any agent or other person the power to so vote such stockholder’s or stockholders’ shares of Common Stock.

ANNEX A

XVI
TERM OF PLAN

The Plan shall automatically terminate on the day immediately preceding the tenth (10th) anniversary of the date the Plan was adopted by the Board of Directors of the Corporation, unless sooner terminated by such Board of Directors. No Plan Awards may be granted under the Plan subsequent to the termination of the Plan.

ANNEX A

XVII
CLAIMS PROCEDURES

(a)Denial of Claims. If a Participant is denied any portion of the amounts which he reasonably believes is due to be paid to him under the Plan, and only if this Plan (or the applicable portion thereof), in conjunction with the applicable Plan Award, is deemed to constitute an “employee benefit plan” within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), such Participant must so notify the Committee and the Committee shall advise the Participant in writing of the specific reasons for such denial. The Committee shall also furnish the Participant at that time with a written notice containing:
(i)A specific reference to the pertinent Plan and/or Plan Award provisions;
(ii)A description of any additional material or information necessary for the Participant to perfect his or claim, if possible, and an explanation of why such material or information is needed; and
(iii)An explanation of the Plan’s claim review procedure.
(b)Right to Reconsideration. Within 180 days of receipt of the information stated in Section XVII(a), above, the Participant shall, if he or she desires further review, file a written request for reconsideration with the Committee.
(c)Review of Documents. As long as the Participant’s request for review is pending (including the 180 day period in Section XVII(b), above), the Participant or his duly authorized representative may review pertinent Plan documents and may submit issues and comments in writing to the Committee.
(d)Decision by Committee. A final decision, which shall be binding upon the Participant, shall be made by the Committee within 60 days of the filing by the Participant of his or her request for reconsideration.
(e)Notice by Committee. The Committee’s decision shall be conveyed to the Participant in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the Participant, with specific references to the pertinent Plan provisions on which the decision is based.
(f)Arbitration. No Participant may avail himself or herself of the arbitration provisions of Section XI(m), hereof, unless he or she complies with the foregoing provisions of this Article XVII.
(g)Plan Administrator. For purposes of application of this Article XVII, the Committee shall serve as the plan administrator of the Plan, as required by, and defined under, ERISA.

ANNEX A

APPENDIX A
Performance conditions or goals may be stated with respect to (a) net sales; (b) revenue; (c) revenue growth or product revenue growth; (d) operating income (before or after taxes); (e) pre-or after-tax income (before or after allocation of corporate overhead and bonus); (f) net earnings; (g) earnings per share; (h) net income (before or after taxes); (i) return on equity; (j) total shareholder return; (k) return on assets or net assets; (l) appreciation in and/or maintenance of the price of the shares of Common Stock (or any other publicly-traded securities of the Corporation); (m) market share; (n) gross profits; (o) earnings (including earnings before taxes, before interest and taxes or before interest, taxes, depreciation and amortization and non-cash, extraordinary or non-recurring charges or items); (p) economic value-added models or equivalent metrics; (q) comparisons with various stock market indices; (r) reductions in cost; (s) cash flow or cash flow per share (before or after dividends); (t) return on capital (including return on total capital or return on invested capital); (u) cash flow return on investments; (v) improvement in or attainment of expense levels or working capital levels; (w) operating margin, gross margin or cash margin; (x) year-end cash; (y) debt reduction; (z) shareholder equity; (aa) market shares; (bb) regulatory achievements; and (cc) implementation, completion or attainment of measurable objectives with respect to products or projects and recruiting and maintaining personnel. The business criteria above, may be related to a specific customer or group of customers or products or geographic region. The form of the performance conditions may be measured on a corporate, affiliate, product, division, business unit, service line, segment or geographic basis, individually, alternatively or in any combination, subset or component thereof. Performance goals may include one or more of the foregoing business criteria, either individually, alternatively or any combination, subset or component thereof. Performance goals may reflect absolute performance or a relative comparison of the performance to the performance of a peer group or index or other external measure of the selected business criteria. Profits, earnings and revenues used for any performance condition measurement may exclude any extraordinary or non-recurring items. The performance conditions may, but need not, be based upon an increase or positive result under the aforementioned business criteria and could include, for example and not by way of limitation, maintaining the status quo or limiting the economic losses (measured, in each case, by reference to the specific business criteria). The performance conditions may not include solely the mere continued employment of the Participant. However, the Plan Award may become exercisable, nonforfeitable and transferable or earned and payable contingent on the Participant’s continued employment or service, and/or employment or service at the time the Plan Award becomes exercisable, nonforfeitable and transferable or earned and payable, in addition to the performance conditions described above. The Committee shall have the sole discretion to select one or more periods of time over which the attainment of one or more of the foregoing performance conditions will be measured for the purpose of determining a Participant’s right to, and the settlement of, a Plan Award that will become exercisable, nonforfeitable and transferable or earned and payable based on performance conditions, except that the performance period shall not be less than one year, except in the case of newly-hired or newly-promoted employees and, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant’s death, Disability, retirement, involuntary Termination of Service or Termination of Service for Good Reason during the performance period.

ANNEX A

Amendment No. 1 Unique Fabricating, Inc.
2014 Omnibus Performance Award Plan

Section III(a) of the Unique Fabricating, Inc. 2014 Omnibus Performance Award Plan (the “Plan”) shall be amended to read in its entirety as follows:
“(a) Number of Shares of Common Stock. Subject to the adjustments provided in Article X of the Plan, the aggregate number of shares of the Common Stock which may be granted for all purposes under the Plan shall be 250,000 shares of Common Stock. Shares of Common Stock underlying Plan Awards and shares of Common Stock directly awarded hereunder (whether or not on a restricted basis) shall be counted against the limitation set forth in the immediately preceding sentence and may be reused to the extent that the related Plan Award to any individual is settled in cash, expires, is terminated unexercised, or is forfeited. To the extent that a Stock Appreciation Right related to an Option is exercised, such Option shall be deemed to have been exercised and vice versa. Common Stock granted to satisfy Plan awards under the Plan may be authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation’s treasury or shares of Common Stock acquired on the open market.”
Except as specifically amended the Plan shall remain in full force and effect.

ANNEX B

Amendment No. 2 Unique Fabricating, Inc.
2014 Omnibus Performance Award Plan

Section III(a) of the Unique Fabricating, Inc. 2014 Omnibus Performance Award Plan (the “Plan”) shall be amended to read in its entirety as follows:

“(a) Number of Shares of Common Stock. Subject to the adjustments provided in Article X of the Plan, the aggregate number of shares of the Common Stock which may be granted for all purposes under the Plan shall be 700,000 shares of Common Stock. Shares of Common Stock underlying Plan Awards and shares of Common Stock directly awarded hereunder (whether or not on a restricted basis) shall be counted against the limitation set forth in the immediately preceding sentence and may be reused to the extent that the related Plan Award to any individual is settled in cash, expires, is terminated unexercised, or is forfeited. To the extent that a Stock Appreciation Right related to an Option is exercised, such Option shall be deemed to have been exercised and vice versa. Common Stock granted to satisfy Plan awards under the Plan may be authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation’s treasury or shares of Common Stock acquired on the open market.”
Except as specifically amended the Plan shall remain in full force and effect.

B-1

UNIQUE FABRICATING, INC.

ANNUAL MEETING OF UNIQUE FABRICATING, INC.

Date: Thursday, July 2, 2020
Time: 9:00 A.M. (Local Time)
Place: 800 Standard Parkway, Auburn Hills, MI 48326

Please make your marks like this: ☒ **Use dark black pencil or pen only**

The Board of Directors Recommends a Vote **FOR** each of the director nominees listed in proposal 1 and **FOR** proposals 2, 3 and 4.

Nominees:

(01) Paul Frascoia
(02) Patrick Cavanagh

Vote For All Nominees	Withhold Vote From All Nominees	Vote For All Except
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any nominee, mark the "Vote For All Except" box and write the number(s) in the space provided to the right. ____________________

To attend the meeting and vote your shares in person, please mark this box. ☐

Authorized Signatures - This section must be completed for your Instructions to be executed.

________________ Please Sign Here   ____________ Please Date Above

________________ Please Sign Here   ____________ Please Date Above

Please sign exactly as your name(s) appears on your stock certificate, if applicable. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

UNIQUE FABRICATING, INC.

Annual Meeting of Unique Fabricating, Inc. to be held on Thursday, July 2, 2020 for Holders as of May 18, 2020

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:

INTERNET

Go To
www.proxypush.com/UFAB

- Cast your vote online 24 hours a day/7 days a week.
- Have your Proxy Card/Voting Instructions Form ready.
- View Meeting Documents.

OR

TELEPHONE

Call
866-243-5324

- Use any touch-tone telephone toll-free 24 hours a day/7 days a week.
- **Have your Proxy Card/Voting Instruction Form ready.**
- Follow the simple recorded instructions.

OR

MAIL

- Mark, sign and date your Proxy Card/Voting Instruction Form.
- Detach your Proxy Card/Voting Instruction Form.
- Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints Byrd Douglas Cain III and Brian P. Loftus, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Unique Fabricating, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2, 3 AND 4. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

PROXY TABULATOR FOR

UNIQUE FABRICATING, INC.
c/o MEDIANT COMMUNICATIONS
P.O. BOX 8016
CARY, NC 27512-9903

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 2, 2020 for Unique Fabricating, Inc.

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement, annual report, directions to the annual meeting and voting instructions, go to www.proxydocs.com/UFAB. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's Annual Meeting, please make this request on or before June 19, 2020.

For a Convenient Way to VIEW Proxy Materials – and – VOTE Online go to: www.proxydocs.com/UFAB

Proxy Materials Available to View or Receive:
Annual Report and Proxy Statement

Printed materials may be requested by one of the following methods:

INTERNET
www.investorelections.com/UFAB

TELEPHONE
(866) 648-8133

***E-MAIL**
paper@investorelections.com

You must use the 12 digit control number located in the shaded gray box below.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

Unique Fabricating, Inc. Notice of Annual Meeting

Meeting Type:	Annual Meeting
For holders as of:	May 18, 2020
Date:	Thursday, July 2, 2020
Time:	9:00 A.M. (Local Time)
Place:	800 Standard Parkway, Auburn Hills, MI 48326

The Board of Directors Recommends a Vote FOR each of the director nominees listed in proposal 1 and FOR proposals 2, 3 and 4.

Note: To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

Vote In-Person Instructions: While we encourage stockholders to vote by the means indicated above, a stockholder is entitled to vote in person at the Annual Meeting. If you wish to vote your shares at the Annual Meeting, please register with the Inspector of Elections at the desk marked "Stockholder Registration" at the entrance to receive a ballot. Proper photo ID is required. Ballots should be returned to the Inspector of Elections in order to be counted. Additionally, a stockholder who has submitted a proxy before the meeting, may revoke that proxy in person at the Annual Meeting.